As filed with the Securities and Exchange Commission on August 28, 2009

File No. 333-124463
File No. 811-21763

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 5	[X]
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 7
(Check appropriate box or boxes)

Managed Account Series
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway Wilmington, DE 19809
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (609) 282-2800

Anne F. Ackerley
Managed Account Series
P.O. Box 9011
Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund	Howard B. Surloff, Esq.
WILLKIE FARR & GALLAGHER LLP	BlackRock Advisors, LLC
787 Seventh Avenue	100 Bellevue Parkway
New York, New York 10019	Wilmington, Delaware 19809
Attention: Maria R. Gattuso, Esq.

It is proposed that this filing will become effective (check appropriate box):

[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on (Date) pursuant to paragraph (b)
[ ]	on (Date) pursuant to paragraph (a)(1)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Titles of Securities Being Registered: Shares of Beneficial Interest.

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

Managed Account Series

U.S. Mortgage Portfolio
High Income Portfolio
Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio

PROSPECTUS | AUGUST 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Funds Overview

Key Facts about the Funds

This prospectus provides information about the four funds comprising the Managed Account Series (the “Trust”). The funds are collectively referred to in this prospectus as the “Funds.” The Managed Account Series currently consists of four Funds: U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio. Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

U.S. Mortgage Portfolio

What is the Fund’s investment objective?

The U.S. Mortgage Portfolio’s investment objective is to seek high total return.

What is the Fund’s main investment strategy?

The U.S. Mortgage Portfolio invests primarily in mortgage-related securities. The securities in which the Fund may invest include U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government instrumentalities and U.S. Government-sponsored enterprises, and other mortgage-backed securities or mortgage-related securities issued by the U.S. Government or by private issuers. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Under normal circumstances, the Fund will invest at least 80% of its assets in mortgage-backed securities and other mortgage-related securities.

The Fund seeks to achieve its investment objective by selecting securities of any maturity issued or guaranteed by the U.S. Government, by various agencies of the U.S. Government, by various instrumentalities that have been established or sponsored by the U.S. Government, or securities issued by banks or other financial institutions. Some of these securities are issued and/or guaranteed by the U.S. Government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. Other securities are issued by banks and other financial institutions. These securities are primarily investment grade, but are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.
  Investment Grade Securities Risk — Securities rated in the four highest rating categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

  Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall.

  Recent Developments in Sub-Prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risk associated with investments in mortgaged-backed and asset-backed securities.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who may invest?

The Fund is available solely to separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

Risk/Return Information

The chart and table shown below give you a picture of the U.S. Mortgage Portfolio’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital U.S. Mortgage-Backed Securities Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS
U.S. Mortgage Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.77% (quarter ended September 30, 2006) and the lowest return for a quarter was –1.66% (quarter ended June 30, 2008). The year to date return as of June 30, 2009 was 6.33%.

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]

U.S. Mortgage Portfolio

Return Before Taxes[2]	1.19%	3.84%

Return After Taxes on Distributions[2]	–0.80%	1.96%

Return After Taxes on Distributions and Sale of Shares[2]	0.77%	2.18%

Barclays Capital U.S. Mortgage-Backed Securities Index[3]
(Reflects no deduction for fees, expenses or taxes)	8.34%	6.24%

[1]	Fund inception date is July 29, 2005.

[2]	Includes all applicable fees and sales charges.

[3]	Barclays Capital U.S. Mortgage-Backed Securities Index was formerly the Lehman Brothers U.S. Mortgage-Backed Securities Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table shows the different fees and expenses that you may pay if you buy and hold shares of the Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee	0.46%

Distribution and/or Service (12b-1) Fees	None

Other Expenses[1]	0.18%

Interest Expense[2,3]	0.19%

Total Annual Fund Operating Expenses	0.83%

Fee Waivers and Expense Reimbursements[4]	(0.64)%

Net Annual Fund Operating Expenses[4]	0.19%

The table shows the net expenses of the Fund reflecting the fact that BlackRock is absorbing all expenses of operating the Fund, excluding extraordinary expenses such as interest expense, and is waiving or reimbursing any fees to the Fund. You should be aware, however, that the Fund is an investment option for certain “wrap-fee” or other separately managed account program clients for which BIM LLC receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in the case of a wrap-fee program, the fees paid by the sponsor to BIM LLC. You pay no additional fees or expenses to purchase or redeem shares of the Fund.

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	During the fiscal year ended April 30, 2009, the U.S. Mortgage Portfolio paid interest expense of 0.19%. Pursuant to the contractual fee waiver agreement between BlackRock and the Trust, on behalf of the Fund, BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Portfolio, except extraordinary expenses such as interest expense.

[3]	Interest Expense is required to be reported as part of operating expenses of the Fund for accounting purposes. The Fund incurs Interest Expense when making certain investments, such as reverse repurchase agreements and/or dollar roll transactions to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Fund’s use of those investments. The associated income or gain realized from such investments is not reflected in Expenses and Fees above.

[4]	BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as interest expense. This agreement has no fixed term. In addition, the Fund is subject to certain indirect expenses in connection with its investments in other investment companies. These Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund’s investment. Such expenses cannot, therefore, be reimbursed by BlackRock. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses of the Fund is 0%.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]

U.S. Mortgage Portfolio	$19	$61	$107	$243

[1]	BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as interest expense. This agreement has no fixed term. Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund’s investment. Such expenses cannot, therefore, be reimbursed by BlackRock. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses of the Fund is 0%.

High Income Portfolio

What is the Fund’s investment objective?

The High Income Portfolio’s primary objective is to provide shareholders with a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. This means that the main objective of the High Income Portfolio is current income — that is, it looks for securities that pay interest or dividends.

What is the Fund’s main investment strategy?

The High Income Portfolio typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Both U.S. and foreign companies and governments may issue these securities.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies including Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or in unrated securities that Fund management believes are of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P or Fitch are commonly known as “junk bonds.” The Fund may invest in fixed-income securities of any duration or maturity.

The Fund will invest most of its assets in securities issued by U.S. issuers, but may also invest a portion of its assets in securities issued by foreign issuers. The Fund may also invest in derivative securities for hedging purposes or to increase the return on its investments.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
  Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

  Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who may invest?

The Fund is available solely to separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

Risk/Return Information

The chart and table shown below give you a picture of the High Income Portfolio’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS
High Income Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.94% (quarter ended December 31, 2006) and the lowest return for a quarter was –19.47% (quarter ended December 31, 2008). The year to date return as of June 30, 2009 was 26.73%.

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]

High Income Portfolio
Return Before Taxes[2]	–26.39%	–4.32%
Return After Taxes on Distributions[2]	–28.97%	–7.22%
Return After Taxes on Distributions and Sale of Shares[2]	–16.80%	–4.94%

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index[3]
(Reflects no deduction for fees, expenses or taxes)	–25.88%	–4.92%

[1]	Fund inception date is July 29, 2005.

[2]	Includes all applicable fees and sales charges.

[3]	The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index was formerly the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table shows the different fees and expenses that you may pay if you buy and hold shares of the Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

Management Fee	0.41%

Distribution and/or Service (12b-1) Fees	None

Other Expenses[1]	0.26%

Total Annual Fund Operating Expenses	0.67%

Fee Waivers and Expense Reimbursements[2]	(0.67)%

Net Annual Fund Operating Expenses[2]	0.00%

The table shows the net expenses of the Fund reflecting the fact that BlackRock is absorbing all expenses of operating the Fund excluding extraordinary expenses such as interest expense, and is waiving or reimbursing any fees to the Fund. You should be aware, however, that the Fund is an investment option for certain “wrap-fee” or other separately managed account program clients for which BIM LLC receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in the case of a wrap-fee program, the fees paid by the sponsor to BIM LLC. You pay no additional fees or expenses to purchase or redeem shares of the Fund.

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as interest expense. This agreement has no fixed term. In addition, the Fund is subject to certain indirect expenses in connection with its investments in other investment companies. These Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund’s investment. Such expenses cannot, therefore, be reimbursed by BlackRock. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses of the Fund is 0%.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]

High Income Portfolio	$0	$0	$0	$0

[1]	BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as interest expense. This agreement has no fixed term. Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund’s investment. Such expenses cannot, therefore, be reimbursed by BlackRock. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses of the Fund is 0%.

Global SmallCap Portfolio

What is the Fund’s investment objective?

The Global SmallCap Portfolio’s investment objective is to seek long-term growth of capital.

What is the Fund’s main investment strategy?

Under normal circumstances, the Global SmallCap Portfolio invests at least 80% of its assets in equity securities of small cap issuers. Small cap issuers are those whose market capitalization is similar to the market capitalization of companies in the Morgan Stanley Capital International (“MSCI”) World Small Cap IndexSM at the time of the Fund’s investment. As of June 30, 2009, the MSCI World Small Cap IndexSM included companies with capitalizations generally between $300 million and $6 billion. The market capitalizations of companies in the index change with market conditions and the composition of the MSCI World Small Cap IndexSM.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund will invest in securities of issuers from a variety of countries, including those in emerging markets. The Fund may also invest in equity securities issued by emerging growth companies, which are companies without a long or consistent history of earnings but that management believes have the potential for earnings growth over an extended period of time. The Fund can invest in securities denominated in either U.S. dollars or foreign currencies. The Fund will focus on investments in common stock.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

  Equity Securities Risk — Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Small Cap and Emerging Growth Securities Risk — Small Cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who may invest?

The Fund is available solely to separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

Risk/Return Information

The chart and table shown below give you a picture of Global SmallCap Portfolio’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the MSCI World Small Cap IndexSM and MCSI World IndexSM, each a broad measure of market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS
Global SmallCap Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended December 31, 2006) and the lowest return for a quarter was –20.45% (quarter ended December 31, 2008). The year to date return as of June 30, 2009 was 10.93%.

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]

Global SmallCap Portfolio
Return Before Taxes[2]	–36.02%	–1.86%
Return After Taxes on Distributions[2]	–36.39%	–2.99%
Return After Taxes on Distributions and Sale of Shares[2]	–22.94%	–1.76%

MSCI World IndexSM
(Reflects no deduction for fees, expenses or taxes)	–40.71%	–5.72%

MSCI World Small Cap IndexSM
(Reflects no deduction for fees, expenses or taxes)	–41.88%	–8.58%

[1]	Fund inception date is August 2, 2005.

[2]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table shows the different fees and expenses that you may pay if you buy and hold shares of the Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

Management Fee	0.85%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.41%

Acquired Fund Fees and Expenses[1]	0.02%

Total Annual Fund Operating Expenses[1]	1.28%

Fee Waivers and Expense Reimbursements[2]	(1.26)%

Net Annual Fund Operating Expenses[2]	0.02%

The table shows the net expenses of the Fund reflecting the fact that BlackRock is absorbing all expenses of operating the Fund, excluding extraordinary and expenses such as interest expense, and is waiving or reimbursing any fees to the Fund. You should be aware, however, that the Fund is an investment option for certain “wrap-fee” or other separately managed account program clients for which BIM LLC receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in the case of a wrap-fee program, the fees paid by the sponsor to BIM LLC. You pay no additional fees or expenses to purchase or redeem shares of the Fund.

[1]	The Total and Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, given that the Fund’s most recent annual report does not include Acquired Fund Fees and Expenses.

[2]	BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as interest expense. This agreement has no fixed term. In addition, the Fund is subject to certain indirect expenses in connection with its investments in other investment companies. These Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund’s investment. Such expenses cannot, therefore, be reimbursed by BlackRock. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses of the Fund is 0%.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]

Global SmallCap Portfolio	$2	$6	$11	$26

[1]	BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as interest expense. This agreement has no fixed term. Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund’s investment. Such expenses cannot, therefore, be reimbursed by BlackRock. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses of the Fund is 0%.

Mid Cap Value Opportunities Portfolio

What is the Fund’s investment objective?

The Mid Cap Value Opportunities Portfolio’s investment objective is to seek capital appreciation and, secondarily, income.

What is the Fund’s main investment strategy?

In seeking to meet its objective, the Mid Cap Value Opportunities Portfolio normally invests at least 80% of its assets in equity securities of mid cap companies. Mid cap companies are companies that at the time of purchase have market capitalizations in the range of companies included in the S&P Mid Cap 400 Index (generally between $358 million and $6.108 billion as of June 30, 2009). This definition of mid-capitalization companies may be changed in response to changes in the market. The Fund purchases securities that Fund management believes have long term potential to grow in size or become more profitable or that the stock market may value more highly in the future. Fund management places particular emphasis on stocks trading at the low end of one or more valuation measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The Fund purchases primarily common stock of U.S. companies in trying to meet its investment objective. The Fund may also invest in securities issued by foreign companies and in securities denominated in currencies other than the U.S. dollar.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

  Equity Securities Risk — Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
  Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Value Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who may invest?

The Fund is available solely to separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

Risk/Return Information

The chart and table shown below give you a picture of the Mid Cap Value Opportunities Portfolio’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Standard & Poor’s (“S&P”) Mid Cap 400 Index and the S&P Mid Cap 400/Citigroup Value Index, each a broad measure of market performance. Effective August 28, 2009, the Fund changed the benchmark against which it measures its performance from the S&P Mid Cap 400 Index to the S&P Mid Cap 400/Citigroup Value Index. The Manager believes that the S&P Mid Cap 400/Citigroup Value Index more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS
Mid Cap Value Opportunities Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 8.30% (quarter ended June 30, 2007) and the lowest return for a quarter was –24.72% (quarter ended December 31, 2008). The year to date return as of June 30, 2009 was 9.55%.

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]

Mid Cap Value Opportunities Portfolio
Return Before Taxes[2]	–35.28%	–5.86%
Return After Taxes on Distributions[2]	–35.84%	–7.80%
Return After Taxes on Distributions and Sale of Shares[2]	–22.92%	–5.63%

S&P Mid Cap 400/Citigroup Value Index
(Reflects no deduction for fees, expenses or taxes)	–34.87%	–7.31%

S&P Mid Cap 400 Index
(Reflects no deduction for fees, expenses or taxes)	–36.23%	–7.12%

[1]	Fund inception date is August 2, 2005.

[2]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table shows the different fees and expenses that you may pay if you buy and hold shares of the Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

Management Fee	0.65%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.21%

Acquired Fund Fees and Expenses[1]	0.04%

Total Annual Fund Operating Expenses[1]	0.90%

Fee Waivers and Expense Reimbursements[2]	(0.86)%

Net Annual Fund Operating Expenses[2]	0.04%

The table shows the net expenses of the Fund reflecting the fact that BlackRock is absorbing all expenses of operating the Fund, excluding extraordinary expenses such as interest expense, and is waiving or reimbursing any fees to the Fund. You should be aware, however, that the Fund is an investment option for certain “wrap-fee” or other separately managed account program clients for which BIM LLC receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in the case of a wrap-fee program, the fees paid by the sponsor to BIM LLC. You pay no additional fees or expenses to purchase or redeem shares of the Fund.

[1]	The Total and Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, given that the Fund’s most recent annual report does not include Acquired Fund Fees and Expenses.

[2]	BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as interest expense. This agreement has no fixed term. In addition, the Fund is subject to certain indirect expenses in connection with its investments in other investment companies. These Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund’s investment. Such expenses cannot, therefore, be reimbursed by BlackRock. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses of the Fund is 0%.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]

Mid Cap Value Opportunities Portfolio	$4	$13	$23	$51

[1]	BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as interest expense. This agreement has no fixed term. Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund’s investment. Such expenses cannot, therefore, be reimbursed by BlackRock. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses of the Fund is 0%.

Details About the Funds

How Each Fund Invests

U.S. Mortgage Portfolio

Investment Goal

The investment objective of the U.S. Mortgage Portfolio is to seek high total return.

Investment Process

In selecting portfolio securities, Fund management will consider the relative yield of different types of U.S. Government and U.S. Government Agency securities and its assessment of future interest rate patterns.

The Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by mortgage-backed and mortgage-related securities. Fund management may adjust the average maturity of the Fund’s investments from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. Thus, at various times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

Primary Investment Strategies

The U.S. Mortgage Portfolio invests primarily in mortgage-backed and other mortgage-related securities. The securities in which the Fund may invest include U.S. Government securities and U.S. Government Agency securities, including mortgage-backed or mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities or by private issuers. Under normal circumstances, at least 80% of the Fund’s assets will be invested in mortgage-backed or other mortgage-related securities that are issued by issuers located in the United States. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days prior notice to shareholders.

The Fund may invest in U.S. Government securities or securities issued by a bank or other financial institution. This includes debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program. A significant portion of the Fund’s assets will normally be invested in U.S. Government securities representing ownership interests in mortgage pools or U.S. Government, U.S. Government Agency, U.S. Government sponsored enterprises and U.S. Government instrumentalities securities of issuers whose primary purpose is to facilitate the making of residential or commercial mortgages that is, companies at least 50% of whose gross income is derived from the making of residential or commercial mortgages. These securities may be issued or guaranteed by (i) the U.S. Government, (ii) various agencies of the U.S. Government and (iii) various instrumentalities that have been established or are sponsored by the U.S. Government. Some of these securities, including securities of the National Government Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration, are issued or guaranteed by the U.S. Government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Fannie Mae bonds. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

The Fund has the authority to invest in all U.S. Government and U.S. Government Agency securities and securities issued by other U.S. government entities, but it is anticipated that the Fund will invest primarily in U.S. Government securities representing ownership interest in mortgage pools. The Fund may invest in mortgage-backed certificates issued by Ginnie Mae. Ginnie Mae certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. The average life of Ginnie Mae certificates varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 30 years. The Fund may also invest in mortgage-backed securities issued by Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).

The Fund may also invest in securities issued by banks and other financial institutions. These securities are primarily investment grade, but are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises. The Fund may also enter into dollar rolls.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE U.S. MORTGAGE PORTFOLIO

The U.S. Mortgage Portfolio is managed by a team of financial professionals. Akiva Dickstein and Matthew Kraeger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

High Income Portfolio

Investment Goal

The High Income Portfolio’s primary objective is to provide shareholders with a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. This means that the main objective of the High Income Portfolio is current income — that is, it looks for securities that pay interest or dividends.

Investment Process

The analysis by the Manager of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Manager considers as one factor in its credit analysis the ratings assigned by the rating agencies, the Manager performs its own independent credit analysis of issuers and consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Manager’s own credit analysis than mutual funds that invest in higher-rated securities.

Primary Investment Strategies

The Fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The Fund normally invests more than 90% of its assets in fixed-income securities.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities rated below investment grade or in unrated securities that Fund management believes are of comparable quality. Fixed-income securities rated below investment grade are those that are rated in the lower rating categories by at least one of the recognized rating agencies including Baa or lower by Moody’s or BBB or lower by S&P or Fitch. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days prior notice to shareholders.

Securities rated below Baa or BBB are commonly known as “junk bonds.” The Fund may invest up to 100% of its assets in junk bonds. The Fund may invest in junk bonds of any duration or maturity. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed-income securities. The Fund may suffer a significant loss of expected future income or a significant loss of principal if its holdings default. The Fund may also invest up to 15% of its net assets in secondary market purchases of corporate loans.

The Fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the Fund’s investments in foreign issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the Fund may also invest in issuers in emerging markets.

The Fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, both for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the CSFB High Yield Index. The Fund may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE HIGH INCOME PORTFOLIO

The High Income Portfolio is managed by a team of financial professionals. James Keenan, Mitchell Garfin and Derek Schoenhofen are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Global SmallCap Portfolio

Investment Goal

The investment objective of the Global SmallCap Portfolio is to seek long-term growth of capital.

Investment Process

Fund management chooses securities primarily using a “bottom up” investment style supplemented by a “top down” investment style. “Bottom up” means that the Fund also selects investments based on Fund management’s assessment of the earning prospects of individual companies. “Top down” means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements.

With respect to the Fund, BlackRock considers a variety of factors when choosing investments, such as:

  identifying companies in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position; and

  investing in securities of relatively more developed companies that Fund management believes will receive greater market recognition as well as in securities of mature companies that Fund management believes are relatively undervalued in the marketplace.

The Fund has no minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.

Primary Investment Strategies

The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States. Equity securities consist primarily of:

  Common and preferred stock
  Depositary receipts

In addition, the Fund may invest in derivative instruments, such as options and futures, the value of which is based on a common stock or group of common stocks.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap issuers. Small cap issuers are those whose market capitalization is similar to the market capitalization of companies in the MSCI World Small Cap IndexSM at the time of the Fund’s investment. Because the Fund’s strategy of investing in small cap issuers is applied on a global basis, some of the small cap issuers in which the Fund invests may rank among the largest companies in terms of market capitalization in certain countries. The Fund can invest in securities denominated in either U.S. dollars or foreign currencies. The Fund will focus on investments in common stock.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

Except in unusual circumstances, the Fund may invest in equity securities of companies throughout the world. There are no limits on the geographic allocation of the Fund’s investments. The Fund may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and Fund management anticipates that a significant portion of the Fund’s investments will be in companies in such developing markets.

The 80% policy noted above is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund will invest in small cap issuers that have a capitalization, at the time of purchase, within the MSCI World Small Cap Index. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies for purposes of the 80% policy.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GLOBAL SMALLCAP PORTFOLIO

The Global SmallCap Portfolio is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Mid Cap Value Opportunities Portfolio

Investment Goal

The investment objective of the Mid Cap Value Opportunities Portfolio is to seek capital appreciation and, secondarily, income.

Investment Process

In selecting securities, Fund management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. A company’s stock is believed to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible and intangible assets, sales and earnings growth rates, return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine that a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

Fund management also considers other factors, including the level of competition in an industry or the extent of government regulation. The Fund may also purchase the stock of a company that has suffered a recent earnings decline if Fund management believes that the decline is temporary or cyclical and will not significantly affect the company’s long term growth prospects.

The Fund may sell a security if, for example, the stock price increases to the high end of its valuation range based on one or more measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Fund management may also sell a security if it determines that the issuer no longer meets the criteria it has established for the purchase of such securities, or if Fund management thinks there is a more attractive investment opportunity elsewhere.

Primary Investment Strategies

The Fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of mid cap companies. This policy is a non-fundamental investment policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

Fund management seeks to invest in mid cap companies that:

  are trading at the low end of their historical valuation ranges based on one or more measures, such as price/book value, or price/earnings, price/sales or price/cash flow ratios;

  have strong management;

  have particular qualities that affect the outlook for that company such as strong research capabilities, new or unusual products or occupation of an attractive market niche; or

  have the potential to increase earnings over an extended period of time.

The Fund may invest up to 30% of its total assets in the securities of foreign companies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE MID CAP VALUE OPPORTUNITIES PORTFOLIO

The Mid Cap Value Opportunities Portfolio is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

  Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

  Borrowing — Each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.
  Covered Call Options — Each Fund can sell covered call options which are options that give the purchaser the right to require the Fund to sell a security owned by the Fund to the purchaser at a specified price within a limited time period. A Fund will receive a premium (an up front payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Fund will partially offset any losses on the underlying security. By writing a covered call option, however, a Fund limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.
  Illiquid/Restricted Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Indexed and Inverse Securities — Each Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). Each Fund may also invest in securities the return of which is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

  Investment Companies — Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements, Purchase and Sale Contracts — Each Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  Securities Lending — Each Fund may lend securities with a value up to 33 1/3 % of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Short Sales — Each Fund may engage in short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Each Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 5% (for the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio) or 10% (for the U.S. Mortgage Portfolio and the High Income Portfolio) of the value of its total assets. Each Fund may also make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the security at no additional cost.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

U.S. Mortgage Portfolio Other Strategies

  Derivative Transactions — The Fund may use derivatives for hedging purposes or to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), or an index (such as the S&P 500 Index). The derivatives that the Fund may use include but are not limited to futures contracts and options thereon, indexed and inverse floating rate securities, and interest rate swaps and credit default swaps. The hedging strategies are intended to reduce volatility in the net asset value of Fund shares.

  Supranational Entities — The Fund may invest up to 5% of its assets in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”), an international organization of which the United States is a member country.

  Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations, certificates of deposit, bankers acceptances, commercial paper or other high quality fixed-income securities.

High Income Portfolio Other Strategies

  Distressed Securities — The Fund may invest up to 10% of its net assets in distressed securities. Distressed securities are securities that are subject to bankruptcy proceedings or are in default or at imminent risk of being in default.

  Emerging markets issuers — The Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

  Other Debt Securities — The Fund may invest in higher rated fixed-income securities if the risk of loss of income and principal to the Fund may be substantially reduced with only a small decrease in yield.

  Other Investments — While the Fund does not intend to invest in common stock or other equity securities, other than preferred stocks and convertible securities, it may acquire and hold such securities in unit offerings with fixed-income securities or in connection with an amendment, waiver, or a conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

  Sovereign Debt Securities — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

  Temporary Defensive Strategies — Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of your Fund’s shares or for a Fund to achieve its investment objectives.

Global SmallCap Portfolio Other Strategies

  Convertible Securities — The Fund may purchase convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Debt Securities — This includes fixed-income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis. The Fund may invest in debt securities that are rated below investment grade, which are commonly known as “junk bonds.”

  Foreign Exchange Transactions — The Fund may engage in foreign exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates or to seek to enhance returns, but Fund management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.

  Initial Public Offerings — The Fund has the ability to invest in initial public offerings.

  Large Cap/Mid Cap Issuers — The Fund may invest in equity securities of issuers that have larger individual market capitalizations.

  Rights — The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

  Short-term Securities — The Fund may invest in money market securities or commercial paper.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

  Temporary Defensive Strategies — For temporary defensive purposes, the Fund also may restrict the markets in which it invests and may increase the portion of assets invested in issuers with larger capitalizations and in debt securities. Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may limit the Fund’s ability to achieve long-term growth of capital.

  Warrants — The Fund may invest in warrants. A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

Mid Cap Value Opportunities Portfolio Other Strategies

  Convertible Securities — The Fund may purchase convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Debt Securities — The Fund may invest in debt securities. This includes fixed-income securities issued by companies, as well as U.S. government debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis.

  Depositary Receipts — The Fund may invest in securities of foreign companies in the form of depositary receipts or other securities convertible into securities of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.

  Derivative Transactions — The Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

  Large Cap and Small Cap Companies Securities — Under normal circumstances, the Fund may invest up to 20% of its total assets in equity securities of large cap companies and small cap companies, including emerging growth companies.

  REIT Investments — The Fund may invest in real estate investment trusts (“REITs”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.
  Temporary Defensive Strategies — As a temporary measure for defensive purposes, the Fund may invest without limit in short term investment grade debt securities, such as commercial paper or Treasury bill agreements. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long term investments, to reduce exposure to long term investments when Fund management believes it is advisable to do so on a temporary basis, or to meet redemptions. Short term investments may, therefore, limit the potential for the Fund to achieve its investment objective.
  Warrants — The Fund may invest in warrants. A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the FDIC or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Call Risk (U.S. Mortgage Portfolio and High Income Portfolio) — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Corporate Loans Risk (High Income Portfolio) — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Credit Risk (U.S. Mortgage Portfolio and High Income Portfolio) — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Securities rated in the four highest categories (S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or Moody’s (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Depositary Receipts Risk (Global SmallCap Portfolio Main Risk; Mid Cap Value Opportunities Portfolio Other Risk) —

The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk (High Income Portfolio and Global SmallCap Portfolio Main Risk; U.S. Mortgage Portfolio and Mid Cap Value Opportunities Portfolio Other Risk) — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Emerging Markets Risk (Global SmallCap Portfolio Main Risk; High Income Portfolio Other Risk) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio) — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk (High Income Portfolio and Global SmallCap Portfolio Main Risk; Mid Cap Value Opportunities Portfolio Other Risk) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

High Portfolio Turnover Risk (U.S. Mortgage Portfolio Main Risk; Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio Other Risk) — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Interest Rate Risk (U.S. Mortgage Portfolio and High Income Portfolio) — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Investment Grade Securities Risk (U.S. Mortgage Portfolio) — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Junk Bonds Risk (High Income Portfolio Main Risk; Global SmallCap Portfolio Other Risk) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mid Cap Securities Risk (Mid Cap Value Opportunities Portfolio Main Risk; Global SmallCap Portfolio Other Risk) — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risks (U.S. Mortgage Portfolio Main Risk; High Income Portfolio Other Risk) — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Asset-backed securities and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

A large percentage of mortgage-backed securities are issued by Federal government agencies such as Ginnie Mae, or government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Asset-backed securities are fixed-income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments in Sub-Prime Mortgage Market (U.S. Mortgage Portfolio Main Risk; High Income Portfolio Other Risk) — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risk associated with investments in mortgaged-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Small Cap and Emerging Growth Securities Risk (Global SmallCap Portfolio Main Risk; Mid Cap Value Opportunities Portfolio Other Risk) — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Value Investing Style Risk (Mid Cap Value Opportunities Portfolio) — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

A Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Convertible Securities Risk (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio) — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Covered Call Option Risk — By writing a covered call option, the Fund limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option. Covered call options are also generally subject to the same risks as other derivative instruments.

Debt Securities Risk (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio) — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Distressed Securities Risk (High Income Portfolio) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Dollar Rolls Risk (U.S. Mortgage Portfolio) — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Indexed and Inverse Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Initial Public Offering Risk (Global SmallCap Portfolio) — The volume of initial public offerings and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

REIT Investment Risk (Mid Cap Value Opportunities Portfolio) — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rights Risk (Global SmallCap Portfolio) — The failure to exercise such rights would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Sovereign Debt Risk (High Income Portfolio and Global SmallCap Portfolio) — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Supranational Entities Risk (U.S. Mortgage Portfolio) — The Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the World Bank). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Standby Commitment Agreements Risk (High Income Portfolio and Global SmallCap Portfolio) — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Warrants Risk (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio) — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

How to Buy, Sell and Transfer Shares

Purchases and Redemption of Shares

Shares of each Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

In most cases, purchase and redemption orders are made based on instructions from BIM LLC (or other investment adviser who implements BIM LLC’s investment recommendations) to the broker-dealer who executes trades for the account. Purchase and redemption orders are processed at the net asset value next calculated after the broker-dealer receives the order on behalf of the account. Orders received by the broker-dealer prior to the close of the New York Stock Exchange (“NYSE”) on a business day will be processed at that day’s net asset value. Orders placed after the close of the NYSE will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Each Fund reserves the right to redeem shares held by or on behalf of any shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares of a Fund, agrees to any such redemption. If such shareholder fails to meet a Fund’s eligibility criteria, the Fund may redeem all of the shares of such shareholder and send the proceeds to the shareholder. The liquidation of such shares will have tax consequences for the investor. Investors should carefully consider the potential impact of such liquidations and restrictions before selecting a managed account strategy that contemplates investment in a Fund. Please contact your program sponsor for more information.

Each Fund, its administrators and BlackRock Investments, LLC (the “Distributor”) will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so. Purchases of a Fund’s shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Fund’s transfer agent.

Redemption proceeds will ordinarily remain in a shareholder’s managed account and may be reinvested in shares of a Fund or other securities at the discretion of BIM LLC (or other investment adviser who implements BIM LLC’s investment recommendations). Redemption proceeds will normally be wired to the managed account within three business days after the redemption request is received, but may take up to seven business days, if, in the judgment of a Fund, an earlier payment could adversely affect the Fund. Redemption proceeds that are paid in cash will be sent by wire only; however, shareholders, who are no longer eligible to invest in the Funds may elect to receive their redemption proceeds by check.

Each Fund may reject any purchase order and suspend and resume the sale of shares of any Fund at any time for any reason. Each Fund may reject an order to sell shares under certain circumstances. Redemptions of shares of a Fund may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, a Fund may delay redemption payments for more than seven days, as permitted by law.

Each Fund currently does not offer exchange privileges.

The shares of the Funds are distributed by BlackRock Investments, LLC, an affiliate of BlackRock.

Funds’ Rights

Each Fund may:

  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 (the “Investment Company Act”);

  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

  Redeem shares involuntarily in certain cases, such as when the shareholder no longer is eligible to hold shares or the value of a shareholder account falls below a specified level.

Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. Short term or excessive trading into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. However, the Funds are designed for separately managed accounts that invest in individual securities and other investments in addition to shares of the Funds. Shares of the Funds may appropriately be purchased or redeemed for these accounts on a frequent basis for rebalancing purposes or in order to invest new monies or accommodate reductions in account size. BlackRock (or other investment adviser to whom BlackRock provides investment recommendations) submits all purchases and redemptions in connection with the Funds, including portfolio rebalancing, and shareholders cannot make such purchases or redemptions directly. The Board of Trustees (the “Board”) of the Funds has evaluated the risks of market timing activities by a Fund’s shareholders and has determined that due to the nature of the Funds and shareholders’ limited ability to direct purchases or redemptions in connection with the Funds it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders. As result, the Board has not adopted specific policies and procedures to deter short term trading in the Funds.

Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Funds’ investments and their business operations subject to the oversight of the Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform management services for investment companies. BlackRock and its affiliates had approximately $1.373 trillion in investment company and other portfolio assets under management as of June 30, 2009.

The Trust has entered into a management agreement (the “Management Agreement”) with BlackRock pursuant to which BlackRock is entitled to receive a fee from each Fund. BlackRock is entitled to an annual management fee rate in the amount of 0.46% of the U.S. Mortgage Portfolio’s average daily net assets, 0.41% of the High Income Portfolio’s average daily net assets, 0.85% of the Global SmallCap Portfolio’s average daily net assets, and 0.65% of the Mid Cap Value Opportunities Portfolio’s average daily net assets. BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses of each Fund, except extraordinary expenses and interest expense. Investors in the Funds will pay a fee to BIM LLC or their managed account program sponsors. BIM LLC receives compensation from managed account clients or program sponsors in connection with its management of client accounts and participation in investment programs through which shares of the Funds are made available.

BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, with respect to the High Income Portfolio and the U.S. Mortgage Portfolio. BFM is responsible for the day-to-day management of the High Income Portfolio and the U.S. Mortgage Portfolio. BlackRock has entered into a sub-advisory agreement with BIM LLC, an affiliate of BlackRock, with respect to the Mid Cap Value Opportunities Portfolio and the Global SmallCap Portfolio. BIM LLC is responsible for the day-to-day management of the Mid Cap Value Opportunities Portfolio and the Global SmallCap Portfolio. BlackRock pays BFM and BIM LLC for services to each applicable Fund a monthly fee at an annual rate equal to a percentage of the management fee BlackRock receives from each such Fund.

A discussion of the basis of the Board’s approval of the Management Agreement and each sub-advisory agreement is available in the Trust’s semi-annual shareholder report for the fiscal period ending October 31, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ Statement of Additional Information.

U.S. Mortgage Portfolio

The U.S. Mortgage Portfolio is managed by a team of financial professionals. Akiva Dickstein and Matthew Kraeger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Akiva Dickstein	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2009; Managing Director of Merrill Lynch from
	including setting the Fund’s overall		2003 to 2009.
investment strategy and overseeing
the management of the Fund.

Matthew Kraeger	Responsible for the day-to-day	2009	Director of BlackRock, Inc. since 2009; Vice
	management of the Fund’s portfolio		President of BlackRock, Inc. from 2006 to
	including setting the Fund’s overall		2008; Associate of BlackRock, Inc. from 2002
	investment strategy and overseeing		to 2005.
the management of the Fund.

High Income Portfolio

The High Income Portfolio is managed by a team of financial professionals. James Keenan, CFA, Mitchell Garfin, CFA, and Derek Schoenhofen are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

James Keenan, CFA	Responsible for the day-to-day	2007	Managing Director of BlackRock, Inc. since 2008
	management of the Fund’s portfolio		and head of the Leveraged Finance Portfolio
	including setting the Fund’s overall		team; Director of BlackRock, Inc. from 2004 to
	investment strategy and overseeing		2007; Senior high yield trader at Columbia
	the management of the Fund.		Management Group from 2003 to 2004.

Mitchell S. Garfin, CFA	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since 2009;
	management of the Fund’s portfolio		Director of BlackRock, Inc. from 2005 to 2008;
	including setting the Fund’s overall		Vice President of BlackRock, Inc. from 2001 to
	investment strategy and overseeing		2004.
	the management of the Fund.

Derek Schoenhofen	Responsible for the day-to-day	2009	Director of BlackRock, Inc. since 2006; Vice
	management of the Fund’s portfolio		President of BlackRock, Inc. from 2000 to 2006.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

Global SmallCap Portfolio

The Global SmallCap Portfolio is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

John Coyle, CFA	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2009; Director of BlackRock, Inc. from 2006 to
	including setting the Fund’s overall		2008; Director of Merrill Lynch Investment
	investment strategy and overseeing		Managers, L.P. (“MLIM”) in 2006; Vice
	the management of the Fund.		President of MLIM from 2004 to 2006;
Managing Director of Bear Stearns Asset
Management from 2001 to 2004.

Murali Balaraman, CFA	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2009; Director of BlackRock, Inc. from 2006 to
	including setting the Fund’s overall		2008; Director of MLIM in 2006; Vice President
	investment strategy and overseeing		of MLIM from 1998 to 2006.
the management of the Fund.

Mid Cap Value Opportunities Portfolio

The Mid Cap Value Opportunities Portfolio is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

John Coyle, CFA	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since 2009;
	management of the Fund’s portfolio,		Director of BlackRock, Inc. from 2006 to 2008;
	including setting the Fund’s overall		Director of Merill Lynch Investment Managers, L.P.
	investment strategy and overseeing		(“MLIM”) in 2006; Vice President of MLIM from
	the management of the Fund.		2004 to 2006; Managing Director of Bear Stearns
Asset Management from 2001 to 2004.

Murali Balaraman, CFA	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2009; Director of BlackRock, Inc. from 2006 to
	including setting the Fund’s overall		2008; Director of MLIM in 2006; Vice President
	investment strategy and overseeing		of MLIM from 1998 to 2006.
the management of the Fund.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and The PNC Financial Services Group, Inc. (“PNC”) and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including Bank of America Corporation (“BAC”) (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Board, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed-income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Certain short-term debt securities are valued on the basis of amortized cost. The Funds may invest in foreign securities. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, a Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. Shares of underlying open-end funds will be valued at net asset value.

Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), each Fund's transfer agent, will receive your order from either your sponsor, BIM LLC, or other investment adviser. Purchase orders received by the transfer agent by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each business day will be priced based on the net asset value calculated at the close of trading on that day. Net asset value is calculated separately for each Fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

If shares are purchased when a Fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends and Taxes

Dividends from net investment income will be paid at least monthly by the U.S. Mortgage Portfolio and the High Income Portfolio and at least annually by the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio. All net realized capital gains, if any, will be distributed to each Fund’s shareholders at least annually. Dividends, which will be paid in cash, will remain invested in a shareholder’s managed account and may be reinvested in shares of a Fund or other securities at the discretion of BlackRock. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Although this cannot be predicted with any certainty, the U.S. Mortgage Portfolio and the High Income Portfolio anticipate that the majority of their dividends, if any, will consist of ordinary income, although they may distribute capital gains as well. Although this cannot be predicted with any certainty, the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio anticipate that the majority of their dividends, if any, will consist of capital gains. Capital gains may be taxable to you at lower rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. To the extent a Fund makes any distributions derived from long-term capital gain and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate. However, to the extent that a Fund’s distributions are derived from non-qualifying dividends, income on debt securities and short-term capital gain, such distributions will generally not be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, each Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

U.S. Mortgage Portfolio

	Year Ended April 30,			Period July 29, 2005[1] to April 30, 2006
	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$9.88	$9.90	$9.72	$10.00

Net investment income[2]	0.56	0.56	0.53	0.34

Net realized and unrealized gain (loss)	(0.26)	(0.02)	0.15	(0.28)

Net increase from investment operations	0.30	0.54	0.68	0.06

Less dividends from net investment income	(0.54)	(0.56)	(0.50)	(0.34)

Net asset value, end of period	$9.64	$9.88	$9.90	$9.72

Total Investment Return

Based on net asset value	3.26%	5.63%	7.19%	0.57%[3]

Ratios to Average Net Assets

Total expenses after fees waived, reimbursed and
paid indirectly and excluding interest expense	0.00%[4]	0.00%[4]	0.00%	0.00%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.19%	0.39%	0.00%	0.00%[5]

Total expenses	0.83%	1.02%	0.67%	0.75%[5]

Net investment income	5.82%	5.64%	5.37%	4.57%[5]

Supplemental Data

Net assets, end of period (000)	$109,769	$142,254	$120,677	$83,031

Portfolio turnover	1,642%[6]	2,804%[7]	1,316%	382%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Less than 0.01%.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 444%.

[7]	Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 686%.

Financial Highlights (continued)

High Income Portfolio

	Year Ended April 30,			Period July 29, 2005[1] to April 30, 2006
	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$9.36	$10.29	$9.95	$10.00

Net investment income[2]	0.80	0.82	0.78	0.54

Net realized and unrealized gain (loss)	(2.24)	(0.93)	0.36	0.03

Net increase (decrease) from investment operations	(1.44)	(0.11)	1.14	0.57

Dividends and distributions from:
Net investment income	(0.82)	(0.82)	(0.80)	(0.62)
Net realized gain	—	(0.00)[3]	—	—

Total dividends and distributions	(0.82)	(0.82)	(0.80)	(0.62)

Net asset value, end of period	$7.10	$9.36	$10.29	$9.95

Total Investment Return

Based on net asset value	(15.17)%	(0.98)%	11.98%	6.01%[4]

Ratios to Average Net Assets

Total expenses after fees waived, reimbursed and paid indirectly	0.00%	0.00%	0.00%	0.00%[5]

Total expenses	0.67%	0.62%	0.66%	0.72%[5]

Net investment income	10.37%	8.47%	7.97%	8.24%[5]

Supplemental Data

Net assets, end of period (000)	$76,634	$113,638	$94,768	$89,219

Portfolio turnover	80%	58%	91%	61%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Aggregate total investment return.

[5]	Annualized.

Financial Highlights (continued)

Global SmallCap Portfolio

	Year Ended April 30,			Period August 2, 2005[1] to April 30, 2006
	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$12.38	$13.36	$11.84	$10.00

Net investment income[2]	0.17	0.19	0.21	0.12

Net realized and unrealized gain (loss)	(3.93)	0.26	1.51	1.73

Net increase (decrease) from investment operations	(3.76)	0.45	1.72	1.85

Dividends and distributions from:
Net investment income	(0.10)	(0.34)	(0.10)	(0.01)
Net realized gain	(0.24)	(1.09)	(0.10)	(0.00)[3]

Total dividends and distributions	(0.34)	(1.43)	(0.20)	(0.01)

Net asset value, end of period	$8.28	$12.38	$13.36	$11.84

Total Investment Return

Based on net asset value	(31.22)%	2.85%	15.03%	18.56%[4]

Ratios to Average Net Assets

Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%[5]

Total expenses	1.26%	1.22%	1.29%	1.47%[5]

Net investment income	1.79%	1.48%	1.74%	1.51%[5]

Supplemental Data

Net assets, end of period (000)	$109,239	$164,383	$134,370	$79,601

Portfolio turnover	120%	110%	96%	63%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Aggregate total investment return.

[5]	Annualized.

Financial Highlights (concluded)

Mid Cap Value Opportunities Portfolio

	Year Ended April 30,			Period August 2, 2005[1] to April 30, 2006
	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$9.97	$11.95	$11.50	$10.00

Net investment income[2]	0.15	0.13	0.15	0.11

Net realized and unrealized gain (loss)	(3.17)	(0.80)	1.15	1.48

Net increase (decrease) from investment operations	(3.02)	(0.67)	1.30	1.59

Dividends and distributions from:
Net investment income	(0.17)	(0.12)	(0.13)	(0.06)
Net realized gain	—	(1.19)	(0.72)	(0.03)

Total dividends and distributions	(0.17)	(1.31)	(0.85)	(0.09)

Net asset value, end of period	$6.78	$9.97	$11.95	$11.50

Total Investment Return

Based on net asset value	(30.28)%	(6.54)%	12.51%	15.97%[3]

Ratios to Average Net Assets

Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%[4]

Total expenses	0.86%	0.85%	0.89%	1.00%[4]

Net investment income	1.86%	1.22%	1.34%	1.43%[4]

Supplemental Data

Net assets, end of period (000)	$105,399	$160,316	$127,259	$78,386

Portfolio turnover	179%	148%	78%	84%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Annualized.

General Information

Shareholder Documents

Electronic Delivery of Annual Reports, Semi-Annual Reports and Prospectuses

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

  Access the website http://www.icsdelivery.com/live

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

Glossary of Investment Terms

Asset-Backed Securities — Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds — Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO) — Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Common Stock — Securities representing shares of ownership of a corporation.

Depositary Receipts — American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.

Dollar Rolls — A dollar roll transaction involves a sale by the Funds of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Emerging Growth Companies — Companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Equity Securities — Common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Fixed-Income Securities — Securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Junk Bonds — Fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s, S&P and Fitch, or unrated securities that Fund management believes are of comparable quality.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities — Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Mortgage-Related Securities — Securities representing an ownership interest in mortgage pools, securities issued by issuers whose primary purpose is to facilitate the making of residential or commercial mortgages, and securities whose value is derived from the value of an underlying mortgage pool or mortgage rate index.

Preferred Stock — Class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred Stock may also be convertible into common stock.

Short Sale — A transaction in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

U.S. Government Agency Securities — Debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States.

U.S. Government Securities — Debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States.

U.S. Government-Sponsored Enterprises — Private corporations sponsored by the Federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or Federal National Mortgage Association (“Fannie Mae”). Securities issued by these entities are generally not supported by the full faith and credit of the United States.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — Fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — Expenses that cover the costs of operating the Fund.

Distribution Fees — Fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other Financial Intermediaries, advertising and promotion.

Interest Expense — The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — A fee paid to BlackRock for managing the Fund.

Other Expenses — Includes administration, transfer agency, custody, professional fees and registration fees.

Service Fees — Fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Shareholder Fees — These fees include sales charges that you may pay when you buy or sell shares of the Fund (paid directly by a shareholder).

Glossary of Other Terms

Barclays Capital U.S. Mortgage-Backed Securities Index — An unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index — An unmanaged index comprised of issues that meet the following criteria; at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the Index.

Dividends — Includes exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

MSCI World Small Cap Index — An unmanaged broad-based Index comprised of small cap companies from 23 developed markets.

MCSI World Index — An unmanaged market capitalization-weighted Index comprised of a representative sampling of large-, medium-, and small-capitalization companies in 23 countries, including the United States.

Net Asset Value — The market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Standard & Poor’s (S&P) Mid Cap 400 Index — An unmanaged market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

S&P Mid Cap 400/Citigroup Value Index — An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P Mid Cap 400 Index and consists of those stocks in the S&P Mid Cap 400 Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P Mid Cap 400 Index.

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For More Information

Funds and Service Providers

THE FUNDS
Managed Account Series
   U.S. Mortgage Portfolio
   High Income Portfolio
   Global SmallCap Portfolio
   Mid Cap Value Opportunities Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

(800) 441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS
For U.S. Mortgage Portfolio and
High Income Portfolio:
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022

For Global SmallCap Portfolio and
Mid Cap Value Opportunities Portfolio:
BlackRock Investment Management, LLC
800 Scudders Mill Road
Plainsboro, NJ 08536

TRANSFER AGENT
PNC Global Investment
Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
600 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIANS
For U.S. Mortgage Portfolio and
High Income Portfolio:
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111

For Global SmallCap Portfolio and
Mid Cap Value Opportunities Portfolio:
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund’s investments. The annual report describes a Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information for each Fund, dated August 28, 2009, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investor Services at (800) 441-7762.

Written Correspondence

Managed Account Series
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

Managed Account Series
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860
(800) 441-7762

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of each Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about a Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-21763

Code# PRO-19166-0809

STATEMENT OF ADDITIONAL INFORMATION

Managed Account Series

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 441-7762

     This Statement of Additional Information of U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (collectively, the “Portfolios,” each, a “Portfolio”), each a series of Managed Account Series (the “Fund”), is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated August 28, 2009, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) 441-7762 or by writing to the Fund at the above address. The Fund’s Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference into the Fund’s Prospectus. The Portfolios’ audited financial statements are incorporated into this Statement of Additional Information by reference to the Fund’s 2009 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time, on any business day.

BlackRock Advisors, LLC — Manager
BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is August 28, 2009.

PART I: INFORMATION ABOUT MANAGED ACCOUNT SERIES

     Part I of this Statement of Additional Information sets forth information about Managed Account Series, which is comprised of four series: the U.S. Mortgage Portfolio (“U.S. Mortgage Portfolio”), the High Income Portfolio (“High Income Portfolio”), the Global SmallCap Portfolio (“Global SmallCap Portfolio”), and the Mid Cap Value Opportunities Portfolio (“Mid Cap Value Opportunities Portfolio”) (each, a “Portfolio” and, collectively, the “Portfolios”). It includes information about the Fund’s Board of Trustees, the advisory services provided to the Portfolios, and information about any fees paid by and other services provided to the Portfolios. This Part I should be read in conjunction with the Fund’s Prospectus and Part II of this Statement of Additional Information.

I. Investment Objectives and Policies

U.S. Mortgage Portfolio

     The U.S. Mortgage Portfolio’s investment objective is to seek high total return. This investment objective is a fundamental policy of the Portfolio and may not be changed without approval of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). There can be no assurance that the objectives of the Portfolio can be achieved. The Portfolio is classified as an open end diversified investment company under the Investment Company Act.

     The Portfolio invests primarily in mortgage-backed and other mortgage-related securities. The securities and other instruments in which the Portfolio may invest include securities issued or guaranteed by the U.S. Government (“U.S. Government securities”) and by various agencies of the U.S. Government and by various instrumentalities that have been established or sponsored by the U.S. Government, including Government National Mortgage Association (“GNMA”) mortgage-backed certificates and other mortgage-backed government securities and mortgage-backed or mortgage-related securities issued by private issuers. Under normal circumstances, at least 80% of the Portfolio’s net assets will consist of mortgage-backed securities and other mortgage-related securities that are issued by issuers located in the United States. For this purpose, net assets include any borrowings for investment purposes. Determinations as to the types of securities held by the Portfolio will be made by BlackRock Advisors, LLC (“BlackRock Advisors” or the “Manager”). The Manager’s decisions will be based on, among other factors, the relative yields of the various types of securities, its assessment of future interest rate patterns and the desirability of holding securities on which it may write covered options, as described below.

     The portfolio securities in which the Portfolio may invest are U.S. Government securities, U.S. Government Agency securities, securities issued by U.S. Government instrumentalities and U.S. Government sponsored enterprises and securities issued by banks or other financial institutions. Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of GNMA and the Federal Housing Administration (“FHA”), are issued or guaranteed by the U.S. Government and/or supported by the full faith and credit of the United States. Other U.S. Government securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States but involve sponsorship or guarantees by Government agencies or enterprises and are not backed by the full faith and credit of the United States. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA”) bonds. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Portfolio will invest in obligations issued by these instrumentalities where the Portfolio is satisfied that the credit risk with respect to the issuers is minimal. In addition, the Portfolio may invest up to 5% of its assets in obligations issued or guaranteed by the International Bank for Reconstruction and Development, an international organization of which the United States is a member country. The Portfolio may also invest in securities issued by banks and other financial institutions. These securities are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises.

     The Portfolio is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by mortgage-backed and mortgage-related securities. The Manager may adjust the average maturity of the Portfolio’s investments from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. Thus, at various times the average maturity of the Portfolio’s investments may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

High Income Portfolio

     The High Income Portfolio’s primary objective is to provide shareholders with a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. These investment objectives are fundamental policies of the Portfolio and may not be changed without approval of a majority of the Portfolio’s outstanding voting securities of the Portfolio as defined in the Investment Company Act.

     The Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government debt obligations. Under normal circumstances, the Portfolio invests more than 90% of its assets in fixed-income securities. There can be no assurance that the objectives of the Portfolio can be achieved. The Portfolio is classified as an open end diversified investment company under the Investment Company Act.

     The securities in the Portfolio will be varied from time to time depending upon the judgment of Portfolio management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. The Portfolio does not intend to invest in common stocks, rights or other equity securities, but the Portfolio may acquire or hold such securities when such securities are acquired in unit offerings with fixed-income securities or in connection with an amendment, waiver, or conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

     Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) or in unrated securities of comparable quality. For this purpose, net assets include any borrowings for investment purposes. Securities rated below Baa by Moody’s or below BBB by S&P or Fitch, and unrated securities of comparable quality, are commonly known as “junk bonds.” Junk bonds may constitute as much as 100% of the Portfolio’s investments. Although junk bonds can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. Because investment in junk bonds entails relatively greater risk of loss of income or principal, an investment in the Portfolio may not constitute a complete investment program and may not be appropriate for all investors. Purchasers should carefully assess the risks associated with an investment in this Portfolio.

     Selection and supervision by the management of the Portfolio’s investments involve continuous analysis of individual issuers, general business conditions and other factors that may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Manager’s analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Manager considers as one factor in its credit analysis the ratings assigned by the rating agencies, the Manager performs its own independent credit analysis of issuers and consequently, the Portfolio may invest, without limit, in unrated securities. As a result, the Portfolio’s ability to achieve its investment objectives may depend to a greater extent on the Manager’s own credit analysis than mutual funds that invest in higher-rated securities. Although the Portfolio will invest primarily in lower-rated securities, other than with respect to distressed securities, it will not invest in securities rated at the time of purchase in the lowest rating categories by each of the recognized rating agencies (including Ca or below for Moody’s and CC or below for S&P or Fitch) unless the Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities that are subsequently downgraded to the lowest rating categories may continue to be held and will be sold only if, in the judgment of the Manager, it is advantageous to do so.

     The Portfolio may invest up to 15% of its net assets in secondary market purchases of loans extended to corporate borrowers by commercial banks and other financial institutions (“Corporate Loans”). As in the case of junk bonds, the Corporate Loans in which the Portfolio may invest may be rated in the lower rating categories of the recognized rating agencies (including Baa or lower by Moody’s and BBB or lower by S&P or Fitch), or may be unrated investments of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than higher-rated fixed-income securities but may be subject to greater risk of loss of principal and income. The Portfolio may also from time to time invest up to 10% of its net assets in securities that are the subject of bankruptcy proceedings or otherwise in default or in imminent risk of being in default.

     When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Portfolio may purchase higher-rated securities if the Manager believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. The Portfolio, for temporary defensive or other purposes, may invest up to 100% of its assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed-income securities deemed by the Manager to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

     Investments in high yield debt instruments, including high yield bonds, Corporate Loans or other privately placed securities, may result in the Portfolio receiving material nonpublic information (“inside information”) concerning the borrower or issuer. Accordingly, the Portfolio has established certain procedures reasonably designed to prevent the unauthorized access, dissemination or use of such inside information. Receipt of inside information concerning a borrower or issuer may, under certain circumstances, prohibit the Portfolio or other funds or accounts managed by the same portfolio managers, from trading in the public securities of the borrower or issuer. Conversely, the portfolio managers for the Portfolio may, under certain circumstances, decline to receive inside information made available by the borrower or issuer in order to allow the Portfolio or other funds or accounts managed by the same portfolio managers to continue to trade in the public securities of such borrower or issuer.

Global SmallCap Portfolio

     The Global SmallCap Portfolio’s investment objective is to seek long-term growth of capital. This objective is a fundamental policy of the Portfolio and may not be changed without approval of a majority of the Portfolio’s outstanding voting securities, as defined in the Investment Company Act.

     The Portfolio invests primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small cap issuers, as defined in the Prospectus. For this purpose, net assets include any borrowings for investment purposes. There can be no assurance that the objectives of the Portfolio can be achieved. The Portfolio is classified as an open end diversified investment company under the Investment Company Act.

     The Portfolio emphasizes equity securities, primarily common stock and, to a lesser extent, securities convertible into common stock, preferred stock, rights to subscribe for common stock and other securities or instruments the return on which is determined by the performance of a common stock or a basket or index of common stocks (collectively “equity securities”). The Manager believes that the equity securities of specific small cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. However, investments in small cap issuers may involve greater risks. The Portfolio may invest in securities of small cap issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position; in securities of relatively more developed companies that the Manager believes will experience above-average earnings growth or will receive greater market recognition; and, in securities of mature companies that the Manager believes to be relatively undervalued in the marketplace. The Portfolio’s investment policy is further based on the belief that investment opportunities change rapidly, not only from company to company and from industry to industry, but also from one national economy to another. Accordingly, the Portfolio will invest in a global portfolio of equity securities of small cap issuers located throughout the world. However, investments in foreign markets may involve greater risks.

     There are no prescribed limits on the geographic allocation of the Portfolio’s investments. However, for the reasons stated below, the Manager will give special attention to investment opportunities in the developing countries of the world, including, but not limited to, Eastern Europe, Latin America and the Far East. It is presently anticipated that a significant portion of the Portfolio’s assets may be invested in such developing countries.

     A significant portion of the Portfolio’s assets may be invested in developing countries. This allocation of the Portfolio’s assets reflects the belief that attractive investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain developing countries with smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain of such countries, particularly so-called “emerging” countries that are developing more market-oriented economies, may experience relatively high rates of economic growth.

     In accordance with the foregoing, the Portfolio may purchase securities issued by U.S. or foreign corporations or financial institutions. The Portfolio also may purchase securities issued or guaranteed by the U.S. Government or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities (“governmental entities”) or issued or guaranteed by international organizations designated or supported by multiple governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies (“supranational entities”).

     As a result of its global investment focus, the Portfolio may invest in securities denominated in any currency or multinational currency unit. The Portfolio may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Portfolio may invest in a British pound sterling-denominated security issued by a U.S. corporation. Such investments involve risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

     While the Portfolio intends to invest primarily in equity securities of domestic and foreign small cap issuers, the Portfolio also may invest in debt securities, including high yield/high risk securities, foreign sovereign debt obligations, U.S. Government obligations and short-term securities including money market securities or commercial paper. The Portfolio has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness.

     The Portfolio reserves the right, as a temporary defensive measure, and without limitation, to hold in excess of 35% of its total assets in cash or cash equivalents in U.S. dollars or foreign currencies and investment grade, short-term securities including money market securities denominated in U.S. dollars or foreign currencies. Under certain adverse investment conditions, the Portfolio may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in these investments. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being fully invested in equity securities. A portion of the Portfolio normally would be held in temporary investments in anticipation of investment in equity securities or to provide for possible redemptions.

Mid Cap Value Opportunities Portfolio

     The Mid Cap Value Opportunities Portfolio’s investment objective is to seek capital appreciation and, secondarily, income. This investment objective is a fundamental policy of the Portfolio and may not be changed without approval of a majority of the Portfolio’s outstanding voting securities, as defined in the Investment Company Act. There can be no assurance that the objectives of the Portfolio will be achieved. The Portfolio is classified as an open end diversified investment company under the Investment Company Act.

     The Mid Cap Value Opportunities Portfolio invests primarily in equity securities that Portfolio management believes are undervalued and therefore represent an investment value. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid cap companies. For this purpose, net assets include any borrowings for investment purposes. The Portfolio purchases securities that Portfolio management believes have long term potential to grow in size or to become more profitable or that the stock market may value more highly in the future. The Manager places particular emphasis on stocks trading at the low end of one or more historical valuation measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The Portfolio purchases primarily common stocks of U.S. companies in trying to meet its objective. The Portfolio may also invest in securities issued by foreign companies and in securities denominated in currencies other than the U.S. dollar. The Portfolio may invest up to 30% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

     A company’s stock is believed to be undervalued when the stock’s current price is less than what Portfolio management believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible and intangible assets, sales and earnings growth rates, return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Portfolio management may also determine that a company is undervalued if its stock price is down because of temporary factors from which Portfolio management believes the company will recover.

     The Portfolio may also invest up to 20% of its assets in equity securities of large cap or small cap companies, including emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such emerging growth companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Manager will seek to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets.

     Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stock. The Portfolio also may invest in preferred stock and non-convertible debt securities.

     For temporary or defensive purposes or in anticipation of redemptions, the Portfolio is authorized to invest up to 100% of its assets in money market instruments (short term, high quality debt instruments), including obligations of or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized rating agency or other fixed income securities deemed by the Manager to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash.

II. Investment Restrictions

     The Fund, on behalf of each Portfolio, has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of a Portfolio and may not be changed without the approval of the holders of a majority of that Portfolio’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund, on behalf of each Portfolio, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

     Set forth below are the fundamental and non-fundamental investment restrictions of each Portfolio. Unless otherwise provided, all references below to the assets of a Portfolio are in terms of the current market value.

     Under the fundamental investment restrictions, no Portfolio may:

     (1) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act.

     (2) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     (3) Make investments for the purpose of exercising control or management.

     (4) Purchase or sell real estate, or in the case of Global SmallCap Portfolio, real estate mortgage loans, except that, to the extent permitted by applicable law, each Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (5) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan; (ii) that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

     (6) Issue senior securities to the extent such issuance would violate applicable law.

     (7) Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by a Portfolio’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     (8) Underwrite securities of other issuers except insofar as a Portfolio technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities.

     (9) Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the non-fundamental investment restrictions, no Portfolio may:

     (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

     (b) Make short sales of securities or maintain a short position, except to the extent permitted by the Prospectus and Statement of Additional Information and by applicable law.

     (c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets taken at market value would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act, which are restricted securities that can be sold to qualified institutional buyers, but not to the general public (each a “Rule 144A Security”), determined to be liquid by the Fund’s Board of Trustees are not subject to the limitations set forth in this investment restriction.

     (d) With respect to each Portfolio, notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that each Portfolio (i) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (ii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iii) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by a Portfolio of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging a Portfolio, as applicable. Such leveraging or borrowing increases the exposure of a Portfolio to capital risk and borrowed funds are subject to interest costs which will reduce net income. Each Portfolio will not purchase securities while borrowing exceeds 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlement of other securities transactions.

     (e) With respect to U.S. Mortgage Portfolio, change its policy of investing under normal circumstances at least 80% of its assets in mortgage-backed or other mortgage-related securities that are issued by issuers located in the United States without providing shareholders with at least 60 days’ prior written notice of such change. With respect to High Income Portfolio, change its policy of investing under normal circumstances at least 80% of its assets in fixed-income securities rated below investment grade or in unrated securities that Portfolio management believes are of comparable quality without providing shareholders with at least 60 days’ prior written notice of such change. With respect to Global SmallCap Portfolio, change its policy of investing under normal circumstances at least 80% of its assets in equity securities of smallcap issuers (as defined the Prospectus) without providing shareholders with at least 60 days’ prior written notice of such change. With respect to Mid Cap Value Opportunities Portfolio, change its policy of investing under normal circumstances at least 80% of its assets in equity securities of mid cap companies (as defined in the Prospectus) without providing shareholders with at least 60 days’ prior written notice of such change.

     Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of investment restriction (2), Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio each uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

III. Information on Trustees and Officers

     The Board of Trustees (the “Board”) of the Fund consists of fourteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the Investment Company Act. The Trustees also oversee as Board members the operations of certain other registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised funds”). The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

     The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

     The members of the Audit Committee are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditors any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended April 30, 2009, the Audit Committee met four times.

     The members of the Governance and Nominating Committee (the “Governance Committee”) are the Honorable Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended April 30, 2009, the Governance Committee met four times.

     The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond and Roberta Cooper Ramo, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended April 30, 2009, the Compliance Committee met five times.

     The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John O’Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves as an interested Trustee for certain other BlackRock-advised funds. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended April 30, 2009, the Performance Oversight Committee met four times.

     The members of the Executive Committee are James H. Bodurtha, Honorable Stuart E. Eizenstat, Robert M. Hernandez, David H. Walsh, Fred G. Weiss and Richard S. Davis. Messrs. Bodurtha, Eizenstat, Hernandez, Walsh and Weiss are non-interested Trustees, and Mr. Davis is an interested Trustee. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Trustees, (ii) act on such matters as may require urgent action between meetings of the Board of Trustees, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee. The Executive Committee was constituted on December 9, 2008 and did not meet during the fiscal year ended April 30, 2009.

Biographical Information

     Certain biographical and other information relating to the Trustees of the Fund is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Number of BlackRock- Advised Funds and Portfolios Overseen
Length of Time Served as a Trustee[2]
Position(s) Held with Fund
Name, Address and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Non-Interested Trustees[1]
James H. Bodurtha[3]	Trustee	2005 to	Director, The China Business Group,	35 Funds	None
40 East 52nd Street		present	Inc. (consulting firm) since 1996 and	101 Portfolios
New York, NY			formerly Executive Vice President
10022			thereof from 1996 to 2003; Chairman
1944			of the Board, Berkshire Holding
Corporation since 1980.

Bruce R. Bond	Trustee	2007 to	Formerly Trustee and Member of the	35 Funds	None
40 East 52nd Street		present	Governance Committee, State Street	101 Portfolios
New York, NY			Research Mutual Funds from 1997 to
10022			2005; Formerly Board Member of
1946			Governance, Audit and Finance
Committee, Avaya Inc. (computer
equipment) from 2003 to 2007.

Number of BlackRock- Advised Funds and Portfolios Overseen
Length of Time Served as a Trustee[2]
Position(s) Held with Fund
Name, Address and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Donald W. Burton	Trustee	2007 to	Managing General Partner, The Burton	35 Funds	Knology, Inc.
40 East 52nd Street		present	Partnership, LP (an investment	101 Portfolios	(telecommuni-
New York, NY			partnership) since 1979; Managing		cations);
10022			General Partner, The South Atlantic		Capital
1944			Venture Funds since 1983; Member of		Southwest
			the Investment Advisory Council of the		(financial)
Florida State Board of Administration
from 2001 to 2007.

Honorable Stuart E.	Trustee	2007 to	Partner and Head of International	35 Funds	Alcatel-Lucent
Eizenstat[4]		present	Practice, Covington and Burling (law	101 Portfolios	(telecommuni-
40 East 52nd Street			firm) since 2001; International		cations); Global
New York, NY			Advisory Board Member, The Coca		Specialty
10022			Cola Company since 2002; Advisory		Metallurgical
1943			Board Member BT Americas		(metallurgical
			(telecommunications) since 2004;		industry); UPS
			Member of the Board of Directors,		Corporation
			Chicago Climate Exchange		(delivery
			(environmental) since 2006; Member		service)
of the International Advisory Board
GML (energy) since 2003.

Kenneth A. Froot	Trustee	2005 to	Professor, Harvard University since	35 Funds	None
40 East 52nd Street		present	1992.	101 Portfolios
New York, NY
10022
1957

Robert M.	Trustee	2007 to	Formerly Director, Vice Chairman and	35 Funds 101	ACE Limited
Hernandez[5]		present	Chief Financial Officer of USX	Portfolios	(insurance
40 East 52nd Street			Corporation (energy and steel business)		company);
New York, NY			from 1991 to 2001.		Eastman
10022					Chemical
1944					Company
(chemical);
RTI
International
Metals, Inc.
(metals);
TYCO
Electronics
(electronics)

John F. O’Brien	Trustee	2007 to	Trustee, Woods Hole Oceanographic	35 Funds	Cabot
40 East 52nd Street		present	Institute since 2003; Formerly	101 Portfolios	Corporation
New York, NY			Director, Allmerica Financial		(chemicals);
10022			Corporation from 1995 to 2003;		LKQ
1943			Formerly Director, ABIOMED from		Corporation
			1989 to 2006; Formerly Director,		(auto parts
			Ameresco, Inc. (energy solutions		manufacturing);
			company) from 2006 to 2007.		TJX
Companies,
Inc. (retailer)

Roberta Cooper	Trustee	2005 to	Shareholder, Modrall, Sperling, Roehl,	35 Funds	None
Ramo		present	Harris & Sisk, P.A. (law firm) since	101 Portfolios
40 East 52nd Street			1993; Chairman of the Board, Cooper’s
New York, NY			Inc., (retail) since 2000; Director of
10022			ECMC Group (service provider to
1942			students, schools and lenders) since
2001; President, The American Law
Institute, (non-profit), since 2008;
Formerly President, American Bar
Association from 1995 to 1996.

Number of BlackRock- Advised Funds and Portfolios Overseen
Length of Time Served as a Trustee[2]
Position(s) Held with Fund
Name, Address and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

David H. Walsh[6]	Trustee	2007 to	Director, National Museum of Wildlife	35 Funds	None
40 East 52nd Street		present	Art since 2007; Formerly Director,	101 Portfolios
New York, NY			Ruckleshaus Institute and Haub School
10022			of Natural Resources at the University
1941			of Wyoming from 2006 to 2008;
Director, The American Museum of
Fly Fishing since 1997; Trustee,
University of Wyoming Foundation
since 2008; Formerly Director, The
National Audubon Society from 1998
to 2005.

Fred G. Weiss[7]	Trustee	2007 to	Managing Director, FGW Associates	35 Funds	Watson
40 East 52nd Street		present	(consulting and investment company)	101 Portfolios	Pharmaceutical
New York, NY			since 1997; Director, Michael J. Fox		Inc.
10022			Foundation for Parkinson’s Research
1941			since 2000; Formerly Director of BTG
International Plc (a global technology
commercialization company) from
2001 to 2007.

Richard R. West	Trustee	2007 to	Dean Emeritus, New York University’s	35 Funds	Bowne & Co.,
40 East 52nd Street		present	Leonard N. Stern School of Business	101 Portfolios	Inc. (financial
New York, NY			Administration since 1995.		printers);
10022					Vornado
1938					Realty Trust
(real estate
company);
Alexander’s
Inc. (real estate
company)

Interested Trustees[1,8]

Richard S. Davis	Trustee	2007 to	Managing Director, BlackRock, Inc.	175 Funds	None
40 East 52nd Street		present	since 2005; Formerly Chief Executive	285 Portfolios
New York, NY			Officer, State Street Research &
10022			Management Company from 2000 to
1945			2005; Formerly Chairman of the Board
of Trustees, State Street Research
Mutual Funds from 2000 to 2005;
Formerly Chairman, SSR Realty from
2000 to 2004

Number of BlackRock- Advised Funds and Portfolios Overseen
Length of Time Served as a Trustee[2]
Position(s) Held with Fund
Name, Address and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Laurence D. Fink	Trustee	2007 to	Chairman and Chief Executive Officer	35 Funds	None
40 East 52nd Street		present	of BlackRock, Inc. since its formation	101 Portfolios
New York, NY			in 1998 and of BlackRock, Inc.’s
10022			predecessor entities since 1988 and
1952			Chairman of the Executive and
Management Committees; Formerly
Managing Director, The First Boston
Corporation, Member of its
Management Committee, Co-head of
its Taxable Fixed Income Division and
Head of its Mortgage and Real Estate
Products Group; Chairman of the
Board of several of BlackRock’s
alternative investment vehicles;
Director of several of BlackRock’s
offshore funds; Member of the Board
of Trustees of New York University,
Chair of the Financial Affairs
Committee and a member of the
Executive Committee, the Ad Hoc
Committee on Board Governance, and
the Committee on Trustees; Co-
Chairman of the NYU Hospitals
Center Board of Trustees, Chairman of
the Development/Trustee Stewardship
Committee and Chairman of the
Finance Committee; Trustee, The
Boys’ Club of New York.

Henry Gabbay	Trustee	2007 to	Consultant, BlackRock, Inc. from 2007	175 Funds	None
40 East 52nd Street		present	to 2008; Formerly Managing Director,	285 Portfolios
New York, NY			BlackRock, Inc. from 1989 to 2007;
10022			Formerly Chief Administrative Officer,
1947			BlackRock Advisors, LLC from 1998
to 2007; Formerly President of
BlackRock Funds and BlackRock
Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain
closed-end funds in the BlackRock
fund complex from 1989 to 2006.

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the Board of Directors/Trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.

3	Chairman of the Compliance Committee.

4	Chairman of the Governance and Nominating Committee.

5	Chairman of the Board of Trustees.

6	Chairman of the Performance Oversight Committee.

7	Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.

8	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Financial Services Group, Inc. securities.

     Certain biographical and other information relating to the officers of the Fund is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Number of BlackRock- Advised Funds and Portfolios Overseen
Length of Time Served as an Officer[1]
Position(s) Held with Fund
Name, Address and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Fund Officers[1]
Anne F. Ackerley	President and	2009 to	Managing Director of BlackRock, Inc.	175 registered	None
40 East 52nd Street	Chief	present	since 2000; Vice President of the	investment
New York, NY	Executive		BlackRock-advised funds from 2007 to	companies
10022	Officer		2009; Chief Operating Officer of	consisting of
1962			BlackRock’s Account Management	285 portfolios
Group (AMG) since 2009; Chief
Operating Officer of BlackRock’s U.S.
Retail Group from 2006 to 2009; Head
of BlackRock’s Mutual Fund Group
from 2000 to 2006.

Jeffrey Holland,	Vice	2009 to	Director of BlackRock, Inc. since 2006;	69 registered	None
CFA	President	present	Chief Operating Officer of BlackRock	investment
40 East 52nd Street			U.S. Retail Group since 2009; Co-head	companies
New York, NY			of Product Development and	consisting of
10022			Management for BlackRock’s U.S.	182 portfolios
1971			Retail Group from 2007 to 2009;
Product Manager of Raymond James &
Associates from 2003 to 2006.

Brian Schmidt	Vice	2009 to	Managing Director of BlackRock, Inc.	69 registered	None
40 East 52nd Street	President	present	since 2004; Various positions with U.S.	investment
New York, NY			Trust Company from 1991 to 2003:	companies
10022			Director from 2001 to 2003, Senior Vice	consisting of
1958			President from 1998 to 2003; Vice	182 portfolios
President, Chief Financial Officer and
Treasurer of Excelsior Funds, Inc.,
Excelsior Tax-Exempt Funds, Inc. and
Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews	Chief	2007 to	Managing Director of BlackRock, Inc.	175 registered	None
40 East 52nd Street	Financial	present	since 2006; Formerly Senior Vice	investment
New York, NY	Officer		President and Line of Business Head of	companies
10022			Fund Accounting and Administration	consisting of
1966			at PNC Global Investment Servicing	285 portfolios
(U.S.) Inc. (formerly PFPC Inc.), from
1992 to 2006.

Jay M. Fife	Treasurer	2007 to	Managing Director of BlackRock, Inc.	175 registered	None
40 East 52nd Street		present	since 2007 and Director in 2006;	investment
New York, NY			Formerly Assistant Treasurer of the	companies
10022			Merrill Lynch Investment Managers,	consisting of
1970			L.P. (“MLIM”) and Fund Asset	285 portfolios
Management, L.P. advised funds from
2005 to 2006; Director of MLIM Fund
Services Group from 2001 to 2006.

Brian P. Kindelan	Chief	2007 to	Chief Compliance Officer of the	175 registered	None
40 East 52nd Street	Compliance	present	BlackRock-advised Funds since 2007;	investment
New York, NY	Officer		Managing Director and Senior Counsel	companies
10022			of BlackRock, Inc. since 2005; Director	consisting of
1959			and Senior Counsel of BlackRock	285 portfolios
Advisors, Inc. from 2001 to 2004.

Howard B. Surloff	Secretary	2007 to	Managing Director of BlackRock, Inc.	175 registered	None
40 East 52nd Street		present	and General Counsel of U.S. Funds at	investment
New York, NY			BlackRock, Inc. since 2006; General	companies
10022			Counsel (U.S.) of Goldman Sachs Asset	consisting of
1965			Management, L.P. from 1993 to 2006.	285 portfolios

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Share Ownership

     Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Trustees as of December 31, 2008 is set forth in the chart below.

	Aggregate Dollar Range of Equity Securities in the U.S. Mortgage Portfolio	Aggregate Dollar Range of Equity Securities in the High Income Portfolio	Aggregate Dollar Range of Equity Securities in the Global SmallCap Portfolio	Aggregate Dollar Range of Equity Securities in the Mid Cap Value Opportunities Portfolio	Aggregate Dollar Range of Equity Securities in BlackRock-advised funds
Name[1]

Interested Trustees:
Richard S. Davis	None	None	None	None	Over $100,000
Laurence D. Fink	None	None	None	None	$1-$10,000
Henry Gabbay	None	None	None	None	Over $100,000
Non-Interested Trustees:
James H. Bodurtha	None	None	None	None	Over $100,000
Bruce R. Bond	None	None	None	None	Over $100,000
Donald W. Burton	None	None	None	None	None
Honorable Stuart E. Eizenstat	None	None	None	None	$1-$10,000
Kenneth A. Froot	None	None	None	None	Over $100,000
Robert M. Hernandez	None	None	None	None	Over $100,000
John F. O’Brien	None	None	None	None	Over $100,000
Roberta Cooper Ramo	None	None	None	None	Over $100,000
David H. Walsh	None	None	None	None	Over $100,000
Fred G. Weiss	None	None	None	None	Over $100,000
Richard R. West	None	None	None	None	$50,001-$100,000

1	The Trustees anticipate purchasing additional shares of BlackRock-advised funds in the near future.

     As of August 7, 2009, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of each Portfolio. As of December 31, 2008, none of the non-interested Trustees of the Fund or their immediate family members owned beneficially or of record any securities of affiliates of the Manager, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Distributor.

Compensation of Trustees

     Through March 31, 2009, each Trustee who was a non-interested Trustee was paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Portfolios, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board were paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee were paid as compensation an additional annual retainer of $25,000, respectively.

     Mr. Gabbay is an interested Trustee of the Fund and serves as an interested Board member of other BlackRock-advised funds which are organized into one complex of closed-end funds and two complexes of open-end funds (each, a “BlackRock Fund Complex”). Effective January 1, 2009, Mr. Gabbay receives as compensation for his services as a Board member of each of the three BlackRock Fund Complexes, (i) an annual retainer of $412,500 allocated to the funds in the three BlackRock Fund Complexes, including the Fund and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $18,750 to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in the three BlackRock

Fund Complexes (including the Fund) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the non-interested Board Members serving on such boards. The Board of the Fund or of any other fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

     Each of the non-interested Trustees and Mr. Gabbay have agreed to a 10% reduction in their compensation effective April 1, 2009.

     The Fund compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. The Fund may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer. Mr. Kindelan is the Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Fund. During the fiscal year ended April 30, 2009, Mr. Kindelan received $204, $137, $195 and $189 from the U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, respectively, for serving as the Chief Compliance Officer.

     The following table sets forth the compensation earned by the Trustees for the fiscal year ended April 30, 2009 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

Name[1]	Aggregate Compensation from the U.S. Mortgage Portfolio	Aggregate Compensation from the High Income Portfolio	Aggregate Compensation from the Global SmallCap Portfolio	Aggregate Compensation from the Mid Cap Value Opportunities Portfolio	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock- Advised Funds

Non-interested Trustees
James H. Bodurtha[2]	$1,393	$1,295	$1,385	$1,375	None	$300,000
Bruce R. Bond	$1,350	$1,265	$1,342	$1,334	None	$275,000
Donald W. Burton	$1,350	$1,265	$1,342	$1,334	None	$275,000
Honorable Stuart E. Eizenstat[3]	$1,393	$1,295	$1,385	$1,375	None	$300,000
Kenneth A. Froot	$1,077	$ 993	$1,070	$1,061	None	$237,500
Robert M. Hernandez[4]	$1,464	$1,343	$1,453	$1,441	None	$340,000
John F. O’Brien	$1,350	$1,265	$1,342	$1,334	None	$275,000
Roberta Cooper Ramo	$1,350	$1,265	$1,342	$1,334	None	$275,000
Jean Margo Reid[8]	$1,350	$1,265	$1,342	$1,334	None	$275,000
David H. Walsh[5]	$1,393	$1,295	$1,385	$1,375	None	$300,000
Fred G. Weiss[6]	$1,437	$1,325	$1,428	$1,417	None	$325,000
Richard R. West	$1,350	$1,265	$1,342	$1,334	None	$275,000
Interested Trustees[7]
Richard S. Davis	None	None	None	None	None	None
Lawrence D. Fink	None	None	None	None	None	None
Henry Gabbay	$ 392	$ 362	$ 388	$ 385	None	None

1	For the number of BlackRock-advised funds from which each Trustee receives compensation see the Biographical Information Chart beginning on page I-8.

2	Chairman of the Compliance Committee.

3	Chairman of the Governance and Nominating Committee.

4	Chairman of the Board of Trustees.

5	Chairman of the Performance Oversight Committee.

6	Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.

7	Mr. Gabbay was not compensated by the BlackRock-advised funds for his service as an interested Trustee prior to January 1, 2009. Mr. Davis and Mr. Fink receive no compensation from the Portfolios for their service as a Trustee.

8	Ms. Reid resigned as a Trustee of the Fund and as a director or trustee of all other BlackRock-advised funds effective August 1, 2009.

     BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

IV. Management and Advisory Arrangements

     The Fund, on behalf of each Portfolio, has entered into a management agreement with the Manager (the “Management Agreement”) pursuant to which the Manager manages each Portfolio’s investments and its business operations subject to the oversight of the Fund’s Board of Trustees. The Manager has the responsibility for making all investment decisions for each of the Portfolios. Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as each Portfolios’ manager and was compensated according to the same management fee rates as the Manager discussed below.

     Under the terms of the Management Agreement, the Manager is entitled to an annual management fee rate in the amount of 0.46% of the U.S. Mortgage Portfolio’s average daily net assets, 0.41% of the High Income Portfolio’s average daily net assets, 0.85% of the Global SmallCap Portfolio’s average daily net assets and 0.65% of the Mid Cap Value Opportunities Portfolio’s average daily net assets. However, the Manager has contractually agreed to waive all fees and pay or reimburse all expenses of each Portfolio, except extraordinary expenses. Although the Portfolios do not compensate the Manager directly for its services under the Management Agreement, the Manager may benefit from the fees charged to separately managed account clients who have retained an affiliate of the Manager to manage their accounts pursuant to an investment management agreement with such affiliate and/or a managed account program sponsor. The Manager is responsible for paying expenses it incurs in providing advisory services to the Portfolios.

     The table below sets forth information about the total management fee paid by each Portfolio to the Manager and to FAM, the Portfolios’ previous Manager and the amount contractually waived for the periods indicated.

Management Fee

		High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
	U.S. Mortgage Portfolio
Fiscal Year Ended April 30,

2009
Contractual Amount Paid to the Manager	$619,529	$381,508	$1,115,773	$832,888
Amount Waived by the Manager	($619,529)	($381,508)	($1,115,773)	($832,888)
2008
Contractual Amount Paid to the Manager	$634,165	$430,586	$1,248,169	$902,581
Amount Waived by the Manager	($634,165)	($430,586)	($1,248,169)	($902,581)
2007
Contractual Amount paid to FAM*	$173,544	$150,616	$291,525	$222,482
Contractual Amount paid to the Manager**	$291,208	$200,884	$562,780	$406,573
Amount waived by FAM*	($173,544)	($150,616)	($291,525)	($222,482)
Amount waived by the Manager**	($291,208)	($200,884)	($562,780)	($406,573)

*	For the period May 1, 2006 to September 29, 2006.

**	For the period September 29, 2006 to April 30, 2007.

     The Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), pursuant to which the Manager pays BFM for services it provides a monthly fee at an annual rate equal to a percentage of its management fee. BFM is responsible for the day-to-day management of the High Income Portfolio and the U.S. Mortgage Portfolio. The Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), pursuant to which the Manager pays BIM for services it provides a monthly fee at an annual rate equal to a percentage of its management fee. BIM is responsible for the day-to-day management of the Mid Cap Value Opportunities Portfolio and the Global SmallCap Portfolio. For the fiscal years ended April 30, 2009 and 2008, and for the period September 29, 2006 to April 30, 2007, the sub-advisory fees payable to BFM and BIM by the Manager were waived.

Information Regarding the Portfolio Managers

U.S. Mortgage Portfolio

     The U.S. Mortgage Portfolio is managed by a team of financial professionals. Akiva Dickstein and Matthew Kraeger are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio.

Other Funds and Accounts Managed

     The following table sets forth information about funds and accounts other than the U.S. Mortgage Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Portfolio’s fiscal year ended April 30, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee Is Performance-Based

	Other Registered Investment Companies			Other Registered Investment Companies
		Other Pooled Investment Vehicles			Other Pooled Investment Vehicles
			Other Accounts			Other Accounts
Name of Portfolio Manager

Akiva Dickstein	0	16	32	0	0	4
	$0	$1,991 million	$17,951 million	$0	$0	$1,064 million

Matthew Kraeger	0	22	44	0	1	4
	$0	$4.34 billion	$25.58 billion	$0	$1.21 billion	$1.06 billion

High Income Portfolio

     The High Income Portfolio is managed by a team of financial professionals. James Keenan, Mitchell S. Garfin and Derek Schoenhofen are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio.

Other Funds and Accounts Managed

     The following table sets forth information about funds and accounts other than the High Income Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Portfolio’s fiscal year ended April 30, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee Is Performance-Based

	Other Registered Investment Companies			Other Registered Investment Companies
		Other Pooled Investment Vehicles			Other Pooled Investment Vehicles
			Other Accounts			Other Accounts
Name of Portfolio Manager

James Keenan	22	14	54	0	7	15
	$6,811 million	$2,692 million	$8,624 million	$0	$1,939 million	$4,093 million

Mitchell S. Garfin	11	8	47	0	1	6
	$4,222 million	$1,261 million	$5,406 million	$0	$507.5 million	$543.2 million

Derek Schoenhofen	12	8	54	0	0	6
	$4,299 million	$916.7 million	$6,466 million	$0	$0	$534.2 million

Global SmallCap Portfolio

     The Global SmallCap Portfolio is managed by a team of financial professionals. John Coyle and Murali Balaraman are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio.

Other Funds and Accounts Managed

     The following table sets forth information about funds and accounts other than the Global SmallCap Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Portfolio’s fiscal year ended April 30, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee Is Performance-Based

	Other Registered Investment Companies			Other Registered Investment Companies
		Other Pooled Investment Vehicles			Other Pooled Investment Vehicles
			Other Accounts			Other Accounts
Name of Portfolio Manager

John Coyle	5	3	2	0	0	0
	$2,162 million	$324.5 million	$11.7 million	$0	$0	$0

Murali Balaraman	5	3	2	0	0	0
	$2,162 million	$324.5 million	$11.7 million	$0	$0	$0

Mid Cap Value Opportunities Portfolio

     The Mid Cap Value Opportunities Portfolio is managed by a team of financial professionals. John Coyle and Murali Balaraman are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio.

Other Funds and Accounts Managed

     The following table sets forth information about funds and accounts other than the Mid Cap Value Opportunities Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Portfolio’s fiscal year ended April 30, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee Is Performance-Based

	Other Registered Investment Companies			Other Registered Investment Companies
		Other Pooled Investment Vehicles			Other Pooled Investment Vehicles
			Other Accounts			Other Accounts
Name of Portfolio Manager

John Coyle	5	3	2	0	0	0
	$2,165 million	$324.5 million	$11.7 million	$0	$0	$0

Murali Balaraman	5	3	2	0	0	0
	$2,165 million	$324.5 million	$11.7 million	$0	$0	$0

Portfolio Manager Compensation Overview

     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation for the Equity Portfolio Managers

     Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Global SmallCap Portfolio include the Lipper Global Small/Mid-Cap Funds classifications and for the Mid Cap Value Opportunities Portfolio include the Lipper Mid-Cap Value Funds classification.

     Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Discretionary Incentive Compensation for the Fixed Income Portfolio Managers

     Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio Managed	Applicable Benchmarks

Akiva Dickstein	U.S. Mortgage Portfolio	A combination of market-based indices (e.g., custom 50%
Barclays Capital Mortgage-Backed Securities Index /50%
Merrill Lynch 10-Year Treasury Index, Barclays Capital
GNMA MBS Index), certain customized indices and
certain fund industry peer groups.

Mitchell Garfin	High Income Portfolio	A combination of market-based indices (e.g., The Barclays
Capital U.S. Corporate High Yield 2% Issuer Cap Index),
certain customized indices and certain fund industry peer
groups.

James Keenan	High Income Portfolio	A combination of market-based indices (e.g., The Barclays
Capital U.S. Corporate High Yield 2% Issuer Cap Index),
certain customized indices and certain fund industry peer
groups.

Matthew Kraeger	U.S. Mortgage Portfolio	A combination of market-based indices (e.g., custom 50%
Barclays Capital Mortgage-Backed Securities Index /50%
Merrill Lynch 10-Year Treasury Index, Barclays Capital
GNMA MBS Index), certain customized indices and
certain fund industry peer groups.

Derek Schoenhofen	High Income Portfolio	A combination of market-based indices (e.g., The Barclays
Capital U.S. Corporate High Yield 2% Issuer Cap Index),
certain customized indices and certain fund industry peer
groups.

     BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

     Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Balaraman, Coyle, Dickstein, Garfin, Keenan and Schoenhofen have received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Balaraman, Coyle, Dickstein, Garfin, Keenan, Kraeger and Schoenhofen have participated in the deferred compensation program.

     Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Garfin has been granted stock options and/or restricted stock in prior years.

     Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Fund Ownership

     As of April 30, 2009, the dollar range of securities of each Portfolio beneficially owned by the portfolio managers is shown below:

Portfolio Manager	Fund	Dollar Range

James Keenan	High Income Portfolio	None
Mitchell S. Garfin	High Income Portfolio	None
Derek Schoenhofen	High Income Portfolio	None
John Coyle	Global SmallCap Portfolio	None
Mid Cap Value
	Opportunities Portfolio	None
Murali Balaraman	Global SmallCap Portfolio	None
Mid Cap Value
	Opportunities Portfolio	None
Akiva Dickstein	U.S. Mortgage Portfolio	None
Matthew Kraeger	U.S. Mortgage Portfolio	None

Potential Material Conflicts of Interest

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Dickstein, Keenan, Garfin, Kraeger and Schoenhofen currently manage certain accounts that are subject to performance fees. In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Transfer Agency Services

     The following table sets forth the transfer agency fees paid by the Fund to PNC Global Investment Servicing (U.S.) Inc. (the “Transfer Agent” or “PNC GIS”) and to Financial Data Services, Inc. (“FDS”), the Fund’s previous transfer agent for the periods indicated:

	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Fiscal Year Ended April 30,

2009
Paid to PNC GIS	$33,539	$30,480	$56,971	$56,843
2008
Paid to PNC GIS*	$ 9,808	$ 8,379	$16,059	$15,995
Paid to FDS**	$14,123	$12,066	$23,124	$23,034
2007
Paid to FDS	$12,198	$11,351	$22,491	$22,500

*	For the period December 3, 2007 to April 30, 2008.

**	For the period May 1, 2007 to December 2, 2007.

Accounting Services

     The table below shows the amounts paid by each Portfolio to State Street Bank and Trust Company (“State Street”), to the Manager and to FAM, the Fund’s previous Manager, for accounting services for the periods indicated, all of which were reimbursed by the Manager and FAM for the periods indicated:

		High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
	U.S. Mortgage Portfolio
Fiscal Year Ended April 30,

2009
Paid to State Street	$59,307	$52,060	$69,981	$59,655
Paid to the Manager	$ 2,643	$ 1,723	$ 2,485	$ 2,438
2008
Paid to State Street	$46,609	$38,279	$76,819	$61,011
Paid to the Manager	$ 2,635	$ 2,019	$ 2,911	$ 2,680
2007
Paid to State Street	$55,823	$51,996	$58,351	$52,470
Paid to FAM*	$ 880	$ 889	$ 893	$ 830
Paid to the Manager**	$ 1,902	$ 812	$ 1,008	$ 1,008

*	For the Period May 1, 2006 to September 29, 2006.

**	For the Period September 29, 2006 to April 30, 2007.

V. Information on Sales Charges and Distribution Related Expenses

     Shares of each Portfolio are sold without a sales charge. You should be aware, however, that each Portfolio is an investment option for certain “wrap-fee” program accounts or other separate accounts managed by BlackRock for which it receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or its affiliate. You should read carefully the wrap-fee or other program brochure provided to you by the sponsor or BlackRock. The brochure is required to include information about the fees charged to you, and in the case of a wrap-fee program, the fees paid by the sponsor to BlackRock. You pay no additional fees or expenses to purchase or redeem shares of each Portfolio.

     BlackRock Investments, LLC, an affiliate of the Manager (the “Distributor” or “BRIL”) serves as a principal underwriter of shares of the Portfolios, pursuant to a distribution agreement with the Fund. The Fund does not pay any fee to the Distributor.

VI. Computation of Offering Price Per Share

     An illustration of the computation of the offering price for the outstanding shares of each Portfolio based on the value of that Portfolio’s net assets and number of shares outstanding on April 30, 2009 is set forth below.

		High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
	U.S. Mortgage Portfolio

Net Assets	$109,768,646	$76,633,589	$109,238,932	$105,398,836
Number of Shares Outstanding	11,386,100	10,800,723	13,186,771	15,547,616
Net Asset Value Per Share (net assets
divided by number of shares outstanding)	$9.64	$7.10	$8.28	$6.78
Sales Charge	None	None	None	None

Offering Price	$9.64	$7.10	$8.28	$6.78

VII. Portfolio Transactions and Brokerage

     See Part II “Portfolio Transactions and Brokerage” of this Statement of Additional Information for more information.

     Information about the brokerage commissions paid by the Fund, including commissions paid to Affiliates, is set forth in the following table:

Aggregate Brokerage Commissions for the Fund (All Portfolios):

	Aggregate Brokerage Commissions Paid

			Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
	U.S. Mortgage Portfolio	High Income Portfolio
Fiscal Year Ended April 30,

2009	$73,431	$1,110	$514,407	$764,007
2008	$68,136	$ 208	$548,836	$636,545
2007	$15,443	$ 281	$411,205	$424,328

		Commissions Paid to Affiliates

			Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
	U.S. Mortgage Portfolio	High Income Portfolio
Fiscal Year Ended April 30,

2009	$0	$0	$30,053	$ 64,259
2008	$0	$0	$70,673	$136,350
2007	$0	$281	$43,945	$ 64,003

     For the fiscal year ended April 30, 2009, the brokerage commissions paid to Affiliates represented 6.97% of the aggregate brokerage commissions paid and involved 1.21% of the Fund’s dollar amount of transactions involving payment of commissions during the year.

     The following table shows the dollar amount of brokerage commissions paid to brokers for providing research services to Mid Cap Value Opportunities Portfolio and Global SmallCap Portfolio and the approximate amount of the transactions involved for the fiscal year ended April 30, 2009. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

	Amount of Commissions Paid to Brokers for Providing Research Services
		Amount of Brokerage Transactions Involved
Portfolio

Mid Cap Value Opportunities Portfolio	$1,563,376	2,588
Global SmallCap Portfolio	$3,574,980	6,715

     For the fiscal years ended April 30, 2009, 2008 and 2007, the Portfolios’ securities lending agent received the following security lending agent fees from the Portfolios:

		High Income	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
	U.S. Mortgage Portfolio
Fiscal Year Ended April 30,		Portfolio

2009	$ 0	$ 0	$12,835	$20,929
2008	$ 0	$ 0	$ 9,307	$13,723
2007	$ 0	$ 0	$ 0	$ 0

     The value of each Portfolio’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended April 30, 2009 are as follows:

U.S. Mortgage Portfolio:

Regular Broker-Dealer

None

High Income Portfolio:
		Aggregate Holdings
Regular Broker-Dealer	Debt (D)/Equity (E)	(000's)

Citigroup, Inc.	D	$562

Global SmallCap Portfolio:

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000's)

Citibank	D	$11,102

MidCap Value Opportunities Portfolio:

Regular Broker-Dealer

None

VIII. Additional Information

Description of Shares

     The Fund was organized on April 29, 2005 under the laws of the State of Delaware and is a business entity commonly known as a “Delaware statutory trust.” It is a diversified, open-end investment company. Shares of each Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The offering of shares is continuous.

     The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund.

Principal Shareholders

     To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of the Fund’s shares as of August 7, 2009:

Name	Address	Percentage

Global SmallCap Portfolio
MERRILL LYNCH	4800 E Deerlake Dr 3rd Floor,	100%
PIERCE FENNER*	Jacksonville, FL 32246-6484

High Income Portfolio
MERRILL LYNCH	4800 E Deerlake Dr 3rd Floor,	100%
PIERCE FENNER*	Jacksonville, FL 32246-6484

Mid Cap Value Opportunities
MERRILL LYNCH	4800 E Deerlake Dr 3rd Floor,	100%
PIERCE FENNER*	Jacksonville, FL 32246-6484

U.S. Mortgage Portfolio
MERRILL LYNCH	4800 E Deerlake Dr 3rd Floor,	100%
PIERCE FENNER*	Jacksonville, FL 32246-6484

*	Record holder that does not beneficially hold the shares.

X. Financial Statements

     The audited financial statements of each of the four Portfolios of the Fund, including the reports of the independent registered public accounting firm, are incorporated in the Fund’s Statement of Additional Information by reference to the Fund’s 2009 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

PART II

Part II of this Statement of Additional Information contains additional information about the Managed Account Series (“Fund”). The Fund is organized as a Delaware statutory trust, and is comprised of four series: the U.S. Mortgage Portfolio (“U.S. Mortgage Portfolio”), the High Income Portfolio (“High Income Portfolio”), the Global SmallCap Portfolio (“Global SmallCap Portfolio”), and the Mid Cap Value Opportunities Portfolio (“Mid Cap Value Opportunities Portfolio”) (each, a “Portfolio” and, collectively, the “Portfolios”). Shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees of the Fund are referred to as “Trustees,” BlackRock Advisors, LLC (“BlackRock”) is the manager of the Fund and is referred to as the “Manager,” and the management agreement is referred to as the “Management Agreement.” The Fund’s Declaration of Trust, together with all amendments thereto if any, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act,” the Securities Act of 1933, as amended, is referred to herein as the “Securities Act,” and the Securities and Exchange Commission is referred to as the “Commission.”

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Portfolios may use, and the risks and considerations associated with those investments and investment strategies. Please see the Fund’s Prospectus and Part I, Section I “Investment Objectives and Policies” for a complete description of each Portfolio’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Portfolio’s investments and/or investment strategies applies only to those Portfolios specifically identified as making each type of investment or using each investment strategy (each, a “Covered Portfolio”). Information that does not apply to a Covered Portfolio does not form a part of that Covered Portfolio’s Statement of Additional Information and should not be relied on by investors in the Covered Portfolio. Only information that is clearly identified as applicable to a Covered Portfolio is considered to form a part of that Covered Portfolio’s Statement of Additional Information.

	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
144A Securities	X	X	X	X
Asset-Backed Securities	X	X	X	X
Asset-Based Securities
Precious Metal-Related Securities			X	X
Bank Loans
Borrowing and Leverage	X	X	X	X
Cash Flows; Expenses
Cash Management				X
Collateralized Bond Obligations
Commercial Paper				X
Commodity-Linked Derivative Instruments and Hybrid Instruments
Qualifying Hybrid Instruments
Hybrid Instruments Without Pincipal Protection
Limitations on Leverage
Counterparty Risk
Convertible Securities	X	X	X	X
Corporate Loans		X
Debt Securities	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)			X	X
Derivatives	X	X	X	X
Hedging	X	X	X	X
Indexed and Inverse Securities	X	X	X	X
Swap Agreements	X	X	X	X
Credit Default Swap Agreements and Similar Instruments
Credit Linked Securities
Interest Rate Transactions and Swaptions				X
Total Return Swap Agreements
Types of Options	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X
Call Options	X	X	X	X
Put Options	X	X	X	X
Futures	X	X	X	X
Risks Associated with Futures	X	X	X	X
Foreign Exchange Transactions		X	X	X
Forward Foreign Exchange Transactions		X	X	X
Currency Futures		X	X	X
Currency Options		X	X	X
Limitations on Currency Transactions		X	X	X
Risk Factors Hedging Foreign Currency Risk		X	X	X
Risk Factors in Derivatives	X	X	X	X
Credit Risk	X	X	X	X
Currency Risk		X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Correlations Risk				X
Index Risk				X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X	X
Distressed Securities		X
Dollar Rolls	X	X	X	X
Equity Securities		X	X	X
Exchange Traded Notes
Foreign Investment Risks		X	X	X
Foreign Market Risk		X	X	X
Foreign Economy Risk		X	X	X
Currency Risk and Exchange Risk		X	X	X
Governmental Supervision and Regulation/Accounting Standards		X	X	X
Certain Risks of Holding Fund Assets Outside the United States		X	X	X
Settlement Risk		X	X	X
Publicly Available Information		X	X	X
Funding Agreements

	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Guarantees
Illiquid or Restricted Securities	X	X	X	X
Inflation-Indexed Bonds	X	X		X
Inflation Risk
Initial Public Offering (“IPO”) Risk			X	X
Investment Grade Debt Obligations	X	X	X	X
Investment in Emerging Markets		X	X	X
Restrictions on Certain Investments				X
Brady Bonds
Risks of Investing in Asia-Pacific Countries
Restrictions on Foreign Investments in Asia-Pacific Countries
Risks of Investments in Russia
Investment in Other Investment Companies	X	X	X	X
Junk Bonds	X	X	X	X
Lease Obligations
Liquidity Management	X	X	X	X
Master Limited Partnerships
Merger Transaction Risk
Mezzanine Investments
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks				X
Mortgage-Related Securities	X	X	X	X
Mortgage-Backed Securities	X	X	X	X
Collateralized Mortgage Obligations (“CMOs”)	X	X	X	X
Adjustable Rate Mortgage Securities	X	X	X	X
CMO Residuals	X	X	X	X
Stripped Mortgage-Backed Securities	X	X	X	X
Tiered Index Bonds	X	X	X	X
Municipal Bonds
General Obligation Bonds
Revenue Bonds
PABs
Pay-in-Kind Bonds
Portfolio Turnover Rates	X			X
Preferred Stock				X
Real Estate Related Securities	X	X	X	X
Real Estate Investment Trusts (“REITS”)		X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X
Reverse Repurchase Agreements	X		X	X
Rights Offerings and Warrants to Purchase				X
Securities Lending	X	X	X	X
Securities of Smaller or Emerging Growth Companies			X	X
Short Sales	X	X	X	X
Sovereign Debt	X	X	X
Standby Commitment Agreements	X	X	X	X
Stripped Securities		X
Supranational Entities	X	X	X	X
U.S. Government Obligations	X			X
U.S. Treasury Obligations	X			X
Utility Industries		X	X	X
Electric
Telecommunications
Gas
Water
Utility Industries Generally		X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X
Yields and Ratings
Zero Coupon Securities	X	X	X	X

144A Securities. A Portfolio may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Trustees have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Portfolio’s Trustees. The Trustees have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Trustees, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Trustees will carefully monitor a Portfolio’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities. Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Portfolio. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Portfolio for its asset-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Portfolio.

Asset-Based Securities. Certain Portfolios may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Loans. Certain Portfolios may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Portfolio may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Portfolio considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s manager to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Portfolios may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Portfolio would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment or recovery may be delayed.

The Loans in which the Portfolio may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Borrowing and Leverage. Each Portfolio may borrow from banks in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Portfolio may borrow from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Each Portfolio will not purchase securities at any time when borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Portfolio shares and in the yield on the Portfolio’s investments. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Portfolio’s investments in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

The Portfolio may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Cash Flows; Expenses. The ability of each Portfolio to satisfy its investment objective depends to some extent on the Manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Portfolio’s investments). The Manager will make investment changes to a Portfolio’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Portfolio’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Portfolios. Finally, since each Portfolio seeks to replicate the total return of its target index, the Manager generally will not attempt to judge the merits of any particular security as an investment.

Cash Management. Generally, the Manager will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Manager, a portion of a Portfolio’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager.

Collateralized Bond Obligations. Certain Portfolios may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities. In addition, a Portfolio may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio. The pool of securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Commercial Paper. Certain Portfolios may purchase commercial paper. Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. Most Portfolios can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by a Portfolio’s Manager or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.

Commodity-Linked Derivative Instruments and Hybrid Instruments. Certain Portfolios seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Portfolio’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Portfolios may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Portfolio will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Portfolios may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Portfolio may invest may involve leverage. To avoid being subject to undue leverage risk, a Portfolio will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Portfolio’s overall portfolio. A Portfolio will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Portfolio’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the Investment Company Act. A Portfolio may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by S&P). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Portfolio will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Corporate Loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Portfolio may not recover its investment, or there might be a delay in the Portfolio’s recovery. By investing in a corporate loan, the Portfolio becomes a member of the syndicate.

As in the case of junk bonds, the Corporate Loans in which the Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by the Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, the Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Portfolio management, a Portfolio’s investments in debt securities could be adversely affected and the Portfolio could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Depositary Receipts (ADRs, EDRs and GDRs). Certain Portfolios may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Portfolio may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives

Each Portfolio may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

A Portfolio may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Securities. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.)

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

A Portfolio will enter into an equity swap transaction only if, immediately following the time the Portfolio enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Portfolio is a party would not exceed 5% of the Portfolio’s net assets.

Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Manager’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements are also subject to the risk that a Portfolio will not be able to meet its obligations to the counterparty. The Portfolio, however, will deposit in a segregated account, liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the swap agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Agreements and Similar Instruments. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Portfolio may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. Certain Portfolios, to the extent permitted under applicable law, may enter into forms of swap agreements including interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”. Caps and floors are less liquid than swaps. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Portfolio may write (sell) and purchase put and call swaptions. Certain Portfolios may also enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. A Portfolio may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. They may also be used for speculation to increase returns.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its Manager or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Options on Securities and Securities Indices

Types of Options. A Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A Portfolio also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio, in return for a premium, gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio’s ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A call option is considered to be covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

A Portfolio also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Portfolio. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Portfolio must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Portfolio’s exposure (the difference between the unpaid amounts owed by the Portfolio on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Portfolio’s portfolio. Such segregation will not limit the Portfolio’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Portfolio’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Portfolio must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Portfolio will lose the difference.

Put Options. A Portfolio is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Portfolio’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

A Portfolio also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Portfolio will receive a premium for writing a put option, which increases the Portfolio’s return. A Portfolio will not sell puts if, as a result, more than 50% of the Portfolio’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

A Portfolio is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Portfolio does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Portfolio has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Portfolio will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Portfolio will segregate unencumbered liquid assets with a value at least equal to the Portfolio’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Portfolio’s portfolio. Such segregation will not limit the Portfolio’s exposure to loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.

Futures

A Portfolio may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Portfolio’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

To maintain greater flexibility, a Portfolio may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Each Portfolio’s Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Portfolio is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions. No Portfolio will attempt to hedge all of its foreign portfolio positions.

Currency Swaps. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. As a result, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaged in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the Manager or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the US dollar. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Portfolio may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Portfolio will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Some of the forward foreign currency contracts entered into by the Portfolios are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. A Portfolio may write covered call options on up to 100% of the currencies in its portfolio. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Transactions. A Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. A Portfolio’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.

It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate which represents cover. When a Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to a Portfolio, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Portfolio seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what that Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses that exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account liquid assets with a value at least equal to the Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.

Distressed Securities. A Portfolio may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Portfolio will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Portfolio participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Portfolio, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Dollar Rolls. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, the Manager or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained.

Dollar rolls involve the risk that the market value of the securities subject to a Portfolio’s forward purchase commitment may decline below, or the market value of the securities subject to a Portfolio’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Portfolio sells securities and agrees to repurchase securities at a future date, the Portfolio will segregate liquid assets with a value equal to the repurchase price. A Portfolio may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.

Equity Securities. Certain Portfolios may invest in equity securities, which include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. For a discussion of the types of equity securities in which your Portfolio may invest and the risks associated with investing in such equity securities, see your Portfolio’s prospectus.

Exchange Traded Notes (“ETNs”). Certain Portfolios may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid. Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Investment Risks. Certain Portfolios may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

In addition to equity securities, foreign investments of the Portfolios may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Portfolio can earn on its investments.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio. If such restrictions should be reinstituted, it might become necessary for the Portfolio to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.

Funding Agreements. Certain Portfolios may invest in Guaranteed Investment Contracts and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Guarantees. A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Illiquid or Restricted Securities. Each Portfolio may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Portfolio’s assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

A Portfolio may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Certain of the Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation-Indexed Bonds. Certain Portfolios may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Portfolios may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Portfolio purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation Risk. Like all mutual funds, the Portfolios are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions.

Initial Public Offering (“IPO”) Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that any Portfolio will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.

Investment Grade Debt Obligations. Certain Portfolios may invest in “investment grade securities,” which are securities rated in the four highest rating categories of a nationally recognized statistical rating organization (“NRSRO”) or deemed to be of equivalent quality by a Portfolio’s Manager. Certain Portfolios may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s Manager will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the manager do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Investment in Emerging Markets. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments;

(iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Portfolios may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives—Futures” and “Foreign Exchange Transactions.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Brady Bonds. Certain Portfolios may invest in Brady Bonds. A Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolio. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country. Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of reregistration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Portfolios investing significantly in foreign securities can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Investment in Other Investment Companies. Each Portfolio may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio’s total assets may be invested in securities of any investment company. Each Portfolio, pursuant to the Investment Company Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, each Portfolio may rely on an exemptive order received from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Portfolio’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Junk Bonds. Non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Portfolio management believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in junk bond investments include the following:

  Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers, and such quotations may not be the actual prices available for a purchase or sale. Because junk bonds are less liquid, judgment may play a greater role in valuing certain of a Portfolio’s portfolio securities than in the case of securities trading in a more liquid market.

  A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

  The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds. Because of this, the Portfolio’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s sub-adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Lease Obligations. A Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The Manager will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Manager will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among Federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, a Portfolio might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Liquidity Management. As a temporary defensive measure, if its Manager determines that market conditions warrant, certain Portfolios may invest without limitation in high quality money market instruments. Certain Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Master Limited Partnerships. Certain Portfolios may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Portfolio intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Portfolios intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Merger Transaction Risk. In replicating its target index, a Portfolio may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Portfolio would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Portfolio for the target company’s stock. However, a Portfolio is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case a Portfolio’s holding of the target company’s stock may not result in any profit for the Portfolio and may lose significant value.

Mezzanine Investments. Certain Portfolios, consistent with restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Certain Portfolios may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. Bank obligations include certificates of deposit (“CDs”), notes, bankers’ acceptances (“BAs”) and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions, domestic branches of foreign banks, and also foreign branches of domestic banks having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. In particular, the Portfolios may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including assets of domestic and foreign branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s Manager;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or instrumentalities or which otherwise depend directly or indirectly on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A- 2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Portfolio’s Manager under guidelines established by the Board; and

To the extent consistent with their investment objectives, a Portfolio may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Mortgage-Related Securities

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages. Pass-through certificates guaranteed by Ginnie Mae (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by the Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the

U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Portfolio’s quality standards.

A Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Portfolio.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Portfolio may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Portfolio may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs (“PAC bonds”), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Portfolio may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. The CMO residual market has developed relatively recently and CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.

Stripped Mortgage-Backed Securities. A Portfolio may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Portfolio may purchase securities of a PO class, a Portfolio is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Portfolio may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Portfolio generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Portfolio because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

Municipal Bonds. Certain Portfolios may invest in obligations issued by or on behalf of states, territories and possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Pay-in-kind Bonds. Certain Portfolios may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Portfolio Turnover Rates. A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

Preferred Stock. Certain of the Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Investment Trusts (“REITs”). In pursuing its investment strategy, a Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares. Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Portfolio, to repurchase a security sold to the Portfolio at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Portfolio and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolio may be subject to the credit risk of those custodians.

Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Portfolio would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Portfolio’s Manager or sub-adviser will monitor the creditworthiness of the seller, and a Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Portfolio does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Portfolio’s adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements and purchase and sale contracts will be held by the Portfolio’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

A Portfolio may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Portfolio’s other illiquid investments, would exceed 15% of the Portfolio’s net assets.

Reverse Repurchase Agreements. A Portfolio may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to another party and agrees to repurchase them at a particular date and price. A Portfolio may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time a Portfolio enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned to the Portfolio.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

A Portfolio may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase and (ii) the price of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights Offerings and Warrants to Purchase. Certain Portfolios may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Securities Lending. Each Portfolio may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Portfolio receives the income on the loaned securities. Where a Portfolio receives securities as collateral, the Portfolio receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Portfolio receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Portfolio’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio is obligated to return the collateral to the borrower at the termination of the loan. A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Portfolio has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Portfolio and to retain an affiliate of the Portfolio as lending agent.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSROs, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, acts as securities lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Portfolios’ securities lending program. BIM may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIM or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolios may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the SEC.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Portfolio management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require the Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Portfolio management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Portfolio management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Portfolio management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Short Sales. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Portfolio is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Portfolio may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Portfolio and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Standby Commitment Agreements. Standby commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Portfolio’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Planned amortization classes (“PACs”) have scheduled principal payments, and generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

Targeted amortization classes (“TACs”) are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

Supranational Entities. A Portfolio may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

U.S. Government Obligations. A Portfolio may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Ginnie Mae, Fannie Mae and Freddie Mac. See “Mortgage-Backed Securities” above.

U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Portfolio’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Portfolio’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Portfolio, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. (including “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Portfolio to purchase the securities. The Portfolio will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio’s Manager or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Portfolio’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio’s portfolio.

Suitability (All Portfolios)

The economic benefit of an investment in any Portfolio depends upon many factors beyond the control of the Portfolio, the Manager and its affiliates. Each Portfolio should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Portfolio will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions (All Portfolios)

See Part I, Section II “Investment Restrictions” of the Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Portfolio. In addition to those investment restrictions, each Portfolio is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Portfolio has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Portfolio and margin deposits on the Portfolio’s existing OTC options on financial futures contracts, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable, exceeds 15% of the net assets of the Portfolio, taken at market value. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not the fundamental policy of any Portfolio and may be amended by the Board of Trustees without the approval of the Portfolio’s shareholders.

Each Portfolio’s investments will be limited in order to allow the Portfolio to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, a Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Trustees of the Fund to the extent necessary to comply with changes to the Federal tax requirements. A Portfolio that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers,” “ — Biographical Information,” “ — Share Ownership” and “ — Compensation of Trustees” for biographical and certain other information relating to the Trustees and officers of the Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Portfolio with investment advisory and management services. Subject to the oversight of the Trustees, the Manager is responsible for the actual management of the Portfolios and reviews the Portfolios’ holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Portfolio.

Management Fee. The Fund, on behalf of each Portfolio, has entered into a Management Agreement with the Manager, pursuant to which the Manager is entitled to an annual advisory fee at an annual rate based on the average daily net assets of each Portfolio. However, the Manager has contractually agreed to waive all fees and pay or reimburse all expenses of each Portfolio, except extraordinary expenses. For information regarding specific fee rates for the Portfolios and the fees paid by the Portfolios to the Manager, see Part I, Section IV “Management and Advisory Arrangements.”

Payment of Fund Expenses. The Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Portfolios, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. The Manager has agreed to pay or reimburse all other expenses incurred in the operation of that Portfolio, other than extraordinary expenses. The expenses paid or reimbursed by the Manager on behalf of the Portfolios include among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (“BRIL” or the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of the Fund as defined in the Investment Company Act (the “non-interested Trustees”); accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Portfolio. Certain accounting services are provided to each Portfolio by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Portfolios pay a fee for these services, which is reimbursed by the Manager. In addition, the Manager provides certain accounting services to each Portfolio; the Portfolios do not pay the Manager a fee for such services. The Distributor pays certain promotional expenses of the Fund incurred in connection with the offering of shares of each Portfolio.

Sub-Advisory Fee. The Manager has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in the Fund’s prospectus (each, a “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to a Portfolio. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of the Fund’s Statement of Additional Information.

Duration and Termination. Unless earlier terminated as described below, with respect to each Portfolio, the Management Agreement and each sub-advisory agreement will remain in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Portfolio.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock to create a new asset management company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. As a result of that transaction, Merrill Lynch, a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, The PNC Financial Services Group, Inc. (“PNC”) owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed to be “controlling persons” of the Manager (as defined under the Investment Company Act) because of their ownership of BlackRock’s voting securities or their power to exercise a controlling influence over BlackRock’s management or policies. Each Sub-Adviser is an affiliate of the Manager and is an indirect, wholly owned subsidiary of BlackRock.

Other Service Arrangements

Transfer Agency Services. PNC Global Investment Servicing (U.S.) Inc. (the “Transfer Agent”), a subsidiary of PNC, acts as the Transfer Agent to each Portfolio pursuant to a Transfer Agency, Dividend Disbursing Agency, and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Portfolios do not pay any fees for the offering and maintenance of shareholder accounts. Expenses incurred by a Portfolio for offering and maintenance each shareholder account are reimbursed by the Manager.

Independent Registered Public Accounting Firm. The Audit Committee of the Fund, which is comprised of all of the Fund’s non-interested Trustees, has selected an independent registered public accounting firm for the Portfolios that audits each Portfolio’s financial statements. Please see the Fund’s Prospectus for information on each Portfolio’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of the Portfolios are identified on the back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling each Portfolios’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Portfolios’ investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Portfolios to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Manager pays or reimburses any fee owed by a Portfolio to the Custodian.

Accounting Services. The Fund, on behalf of the Portfolios, has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Portfolios. The Manager pays or reimburses any fee owed by a Portfolio to State Street for accounting services.

Distribution Expenses. The Fund, on behalf of the Portfolios, has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Portfolios (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of each Portfolio. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

The Fund, the Manager, each Sub-Adviser and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Portfolio.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Fund and the Manager, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Portfolio’s holdings. The Fund’s Board of Trustees has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the fund manager’s discussion of a Portfolio’s performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to the Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), through a press release or placement on a publicly-available internet web site. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Portfolio and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Portfolio’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Trustees, the independent Trustees’ counsel, the Fund’s outside counsel, the Fund’s accounting services provider and the Fund’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager and/or the Fund has entered into ongoing arrangements to provide selective disclosure of the Portfolios’ holdings to the following persons or entities:

Fund’s Board of Trustees
Fund’s Transfer Agent
Fund’s Independent Registered Public Accounting Firm
Fund’s accounting services provider — State Street Bank and Trust Company
Fund Custodian
Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.
Information aggregators — Wall Street on Demand and Thomson Financial
Portfolio Compliance Consultants — i-Flex Solutions, Inc.

Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Trustees has a fiduciary duty as directors to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal department.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Portfolios’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Portfolios and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company

Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolios. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Portfolio.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Portfolios. A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Portfolios, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Portfolios. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Portfolio also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Portfolio’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors and/or fund accountants, there may be instances where the Portfolio’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Pricing of Shares” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Portfolio’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Portfolios’ Board of Trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Portfolio to purchase and another client of BlackRock to sell, or the Portfolio to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Portfolios), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

A Portfolio’s custody arrangements could give rise to a potential conflict of interest with the Manager where the Manager has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap a Portfolio’s expenses. This is because a Portfolio’s custody arrangements may provide for a reduction in custody fees as a result, for example, of a Portfolio’s leaving cash balances uninvested. When a Portfolio’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements the Manager would be required to make to the Portfolio. This could be viewed as having the potential to provide the Manager with an incentive to keep high positive cash balances for Portfolios with expense caps in order to offset custody fees that the Manager might otherwise reimburse. However, the Manager’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to Portfolio performance.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Portfolio offers one class of shares. Shares of each Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

The applicable offering price for purchase orders is based on the net asset value of the Portfolio next determined after receipt of the purchase order. As to purchase orders received prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received before the close of business on the NYSE, such orders are deemed received on the next business day.

The Fund or the Distributor may suspend the continuous offering of a Portfolio’s shares at any time in response to conditions in the securities markets or otherwise and may resume offering of shares from time to time. Any order may be rejected by the Fund or a Distributor. A Distributor is not permitted to withhold placing orders to benefit itself by a price change.

REDEMPTION OF SHARES

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Portfolio’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

There will be no redemption charge. If your holdings are liquidated you will receive any dividends through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Portfolio.

The Fund has entered into a joint committed line of credit with other investment companies advised by the Manager and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

PRICING OF SHARES

Determination of Net Asset Value

Valuation of Shares. The net asset value for each class of shares of each Portfolio is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

Valuation of securities held by each Portfolio is as follows:

Equity Investments. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day are valued at the last bid (long position) or ask (short position) price. If a Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager and/or Sub-Adviser determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services who make a valuation determination by securing observed transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Portfolio’s books at their face value.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by a Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a Portfolio’s net asset value is not calculated. In such cases, the net asset value of a Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Portfolio’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain foreign securities can be expected to be thinly traded), or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing a Portfolio’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Portfolio’s pricing time.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, BlackRock’s Pricing Group periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock’s portfolio managers, to regularly evaluate the values assigned to the securities and other assets held by the Portfolios. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Computation of Offering Price Per Share

See Part I, Section VI “Computation of Offering Price” of the Fund’s Statement of Additional Information for an illustration of the computation of the offering price for shares of your Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Trustees, BlackRock is primarily responsible for the execution of a Portfolio’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While BlackRock generally seeks reasonable trade execution costs, a Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Portfolio. In return for such services, BlackRock may cause a Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the Manager and Sub-Adviser seek to obtain the best price and most favorable execution for a Portfolio, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Portfolios.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Portfolio to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Portfolio(or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act.

From time to time, a Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Portfolio are redeemable on a daily basis in U.S. dollars, each Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Portfolio’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Portfolio, including commissions paid to affiliates, if any, for the periods indicated.

Each Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a money market fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Portfolio’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager or Sub-Advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Portfolio or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover

While a Portfolio generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Portfolio management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Portfolio.

DIVIDENDS AND TAXES

Dividends

Each Portfolio intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in the Fund’s Prospectus. Each Portfolio will also distribute all net realized capital gains, if any, to its shareholders at least annually. From time to time, a Portfolio may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Portfolio has net income from certain foreign currency transactions, such income will be distributed at least annually.

Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of a Portfolio or received in cash.

Taxes

Each Portfolio intends to qualify, or continue to qualify, for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as a Portfolio so qualifies, the Portfolio (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to its shareholders. Each Portfolio intends to distribute substantially all of such income and gains. If, in any taxable year, a Portfolio fails to qualify as a RIC under the Code, such Portfolio would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

Each Portfolio is treated as a separate corporation for Federal income tax purposes. Each Portfolio, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described in the Fund’s Prospectus and Statement of Additional Information. Losses in one Portfolio do not offset gains in another Portfolio, and the requirements (other than certain organizational requirements) for qualifying for status as a RIC are determined separately at the level of each individual series.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from the previous years. While each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Portfolio’s taxable income and capital gains will be distributed to achieve this objective. In such event, a Portfolio will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

General Treatment of Portfolio Shareholders

Dividends paid by a Portfolio from its ordinary income or from an excess of net short-term capital gains over net long term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Portfolio shares. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders is reduced for taxable years ending in or prior to 2008. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long term capital gain rates. However, to the extent a Portfolio’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by a Portfolio generally will not be eligible for taxation at the reduced rates.

Any loss upon the sale or exchange of Portfolio shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Portfolio’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long term capital gains (i.e. gains, from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Portfolio will provide its shareholders with a written notice designating the amount of any capital gain dividends or exempt interest dividends, as applicable, as well as certain other types of income as noted below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Portfolio. Distributions by the U.S. Mortgage Portfolio and the High Income Portfolio, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction. If a Portfolio pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Portfolio and received by its shareholders on December 31 of the year in which the dividend was declared.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Portfolio or who, to the Portfolio’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely forwarded to the Internal Revenue Service.

A loss realized on a sale of shares of a Portfolio will be disallowed if such shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

A Portfolio may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Portfolio receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Portfolio’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Dividends paid by a Portfolio to foreign shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a foreign shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign shareholder were a U.S. shareholder. A foreign corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For foreign shareholders of a Portfolio, a distribution attributable to a Portfolio’s sale or exchange of U.S. real property or of a real estate investment trust (a “REIT”) or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio’s assets is invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Portfolio’s assets are invested in REITs and other U.S. real property holding corporations. After December 31, 2009, distributions by a Portfolio that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will only be subject to withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Portfolio.

Disposition of Portfolio shares by foreign shareholders on or before December 31, 2009, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Portfolio’s assets are invested in REITs and other U.S. real property holding corporations, the Portfolio is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition. After December 31, 2009, such dispositions will be subject to withholding and treated as income effectively connected to a U.S. trade or business even if the Portfolio is domestically controlled.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Portfolio’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Portfolio has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a foreign shareholder’s shares of the Portfolio will cause the Portfolio to recognize gain. If a Portfolio is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Portfolio’s adjusted bases to the extent of the greatest foreign ownership percentage of the Portfolio during the five-year period ending on the date of redemption for redemptions.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, a Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a Portfolio designates as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder.

Dividends and interest received by a Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. Shareholders of the Global SmallCap Portfolio, to the extent that portfolio invests more than 50% of the value of its assets at the close of a taxable year in foreign securities, may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid the Global SmallCap Portfolio, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Portfolio. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. A Portfolio also must meet these holding period requirements, and if a Portfolio fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Portfolio. Further, to the extent that a Portfolio engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit. If a Portfolio satisfies the applicable requirements, such Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. Federal income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the a Portfolio’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. Federal withholding tax for the foreign taxes treated as having been paid by such shareholder. A Portfolio will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit.

Certain transactions entered into by a Portfolio are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Portfolio to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Portfolios engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code. In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

If a Portfolio purchases shares of an investment company (or similar investment entity) organized under foreign law, the Portfolio will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. A Portfolio may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Portfolio as a dividend to its shareholders. If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the distribution requirements applicable to RICs. In order to make this election, a Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A portfolio may have to distribute this “phantom” income and gain to satisfy distribution requirements applicable to RICs and to avoid imposition of the 4% excise tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Certain State and Local Taxation Matters

Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

Shareholders of each Portfolio are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes with respect to their Portfolio. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Portfolio.

PERFORMANCE DATA

From time to time a Portfolio may include its average annual total return and other total return data, and if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Portfolio’s historical performance and is not intended to indicate future performance.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal individual Federal income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by a Portfolio on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal individual Federal income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

A Portfolio also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30 day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Portfolio’s yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Portfolio’s yield that is not tax-exempt.

A Portfolio’s total return will vary depending on market conditions, the securities comprising the Portfolio’s investments, the Portfolio’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period.

The value of an investment in a Portfolio will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

On occasion, a Portfolio may compare its performance to, among other things, the Portfolio’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper, Inc. Morningstar Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Portfolio may refer to various statistical measures derived from the historical performance of the Portfolio and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Portfolio’s relative performance for any future period. In addition, from time to time a Portfolio may include the Portfolio’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Portfolio may quote in advertisements or other materials other applicable measures of Portfolio performance and may also make reference to awards that may be given to the Manager. Certain Portfolios may also compare their performance to composite indices development by Portfolio management.

A Portfolio may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Portfolio’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Portfolio’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Portfolio may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Fund has delegated the voting of proxies for the Portfolios’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Portfolio securities in the best interests of the Portfolio and its stockholders. From time to time, a vote may present a conflict between the interests of the Portfolio’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Portfolio or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Portfolios’ Proxy Voting Policies are attached as Appendix B.

Information on how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees and generally on other matters submitted to the vote of shareholders of the Fund. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Fund, in which event the holders of the remaining shares would be unable to elect any person as a Trustee.

The Fund does not intend to hold an annual meeting of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Fund’s Prospectus. Each share is entitled to participate equally in dividends and distributions declared by a Portfolio and in the net assets of a Portfolio upon liquidation or dissolution after satisfaction of outstanding liabilities. The Fund is organized as a Delaware statutory trust. See Part I, Section VIII “Additional Information — Description of Shares” of the Statement of Additional Information for additional capital stock information for the Fund.

APPENDIX A
Description Of Bond Ratings

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment.

Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

     Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation, and takes into account statutory and regulatory preferences.

     The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

     Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

     A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c

The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment- grade level and/or the issuer’s bonds are deemed taxable.

p

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing.

r

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated “F-1+.”

A

Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category or to categories below “CCC”.

Description of Fitch’s Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and

DD DDD

should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

     Fitch’s short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

     The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F- 1” ratings.

F-3

Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual payment default on all financial obligations.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered.
FitchAlert is relatively short term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

APPENDIX B
Proxy Voting Policies
For The BlackRock-Advised Funds
June, 2008

Table of Contents

Page
Introduction	B-1
Proxy Voting Policies	B-1
Boards of Directors	B-1
Auditors	B-2
Compensation and Benefits	B-2
Capital Structure	B-2
Corporate Charter and By-Laws	B-2
Corporate Meetings	B-2
Investment Companies	B-2
Environmental and Social Issues	B-2
Reports to the Board	B-2

Introduction

     The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

     When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

Proxy Voting Policies

A. Boards of Directors

     These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

[1]	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[2]	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

B. Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C. Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders.

B-1

Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D. Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F. Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G. Investment Companies

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H. Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit
Number			Description
1		—	Declaration of Trust of the Registrant, dated April 28, 2005.(a)

2		—	Amended and Restated By-Laws of the Registrant.*

3		—	Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2.

4	(a)	—	Form of Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC (the “Manager”).(l)

	(b)	—	Form of Fee Waiver and Expense Reimbursement Agreement between the Registrant and BlackRock Advisors, LLC.(l)

	(c)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Investment Management, LLC.(l)

	(d)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc.(l)

	5	—	Form of Unified Distribution Agreement between the Registrant and BlackRock Investments, LLC (formerly, BlackRock Investments, Inc.).(e)

	6	—	None.

7	(a)	—	Custody Agreement between the Registrant and State Street Bank and Trust Company.(c)

7	(b)	—	Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(d)

8	(a)	—	Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc., formerly, PFPC Inc. (j)

	(b)	—	Administrative Services Agreement between Registrant and State Street Bank and Trust Company.(f)

	(c)	—	Form of Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(m)

	(d)	—	Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks, dated as of November 19, 2008, relating to the Credit Agreement, dated as of November 17, 2007.(n)

	(e)	—	Form of Securities Lending Agreement between the Registrant and BlackRock Investment Management, LLC dated June 1, 2007.(q)

9		—	Opinion of Morris, Nichols, Arsht & Tunnell.(h)

10		—	Consent of Deloitte & Touche LLP.*

11		—	None.

12		—	Certificate of the Manager.(g)

13		—	None.

14		—	None.

15	(a)	—	Code of Ethics.(k)

15	(b)	—	Code of Ethics of BlackRock Inc.(o)

15	(c)	—	Code of Ethics of BlackRock Investments, LLC (formerly, BlackRock Investments, Inc.).(p)

16		—	Power of Attorney.(i)

(*)	Filed herewith.

(a)	Filed on April 29, 2005 as an Exhibit to the Registration Statement on Form N-1A.

(b)	Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 38 to the Registration Statement under the Securities Act of 1933 on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on July 21, 2006.

(c)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed on October 30, 2001 (File No. 33-49873).

(d)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust filed on January 30, 2002 (File No. 811-09739).

(e)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Global SmallCap Fund, Inc. filed on October 28, 2008 (File No. 33-53399).

(f)	Incorporated by reference to Exhibit number 8(c) to Post-Effective Amendment No. 20 to Merrill Lynch Growth Fund’s Registration Statement on Form N-1A filed on February 16, 2001 (File No. 33-10794).

(g)	Filed July 21, 2005 as Exhibit 12 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A.

(h)	Filed July 21, 2005 as Exhibit 9 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A.

(i)	Incorporated by reference to Exhibit 99(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on November 15, 2007.

(j)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 31 filed on January 14, 2005 of Merrill Lynch Bond Fund (File No. 2-62329).

(k)	Incorporated by reference to Exhibit to Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. filed on November 13, 2006 (File No. 333-39837).

(l)	Filed on August 27, 2007 as the identically numbered exhibit to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N1-A.

(m)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No.14 to the Registration Statement on Form N1-A of BlackRock Global Growth Fund, Inc. (File No. 333-32899), filed on December 17, 2007.

(n)	Incorporated by reference to the identically numbered Exhibit to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of BlackRock Fundamental Growth Fund, Inc., (File No. 33-47875) filed on December 22, 2008.

(o)	Incorporated by reference to Exhibit 16(b) of Pre-Effective Amendment No. 1 to the Registration Statement of BlackRock Funds II on Form N-1A filed on June 1, 2007.

(p)	Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment to No. 50 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452), filed on April 13, 2009.

(q)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (File No. 2-52711), filed on April 21, 2008.

     Certain Exhibits were originally filed without conformed signature pages and/or dates and, in reliance on Rule 483 under the Securities Act of 1933, have not been resubmitted with this Amendment.

Item 24. Persons Controlled by or under Common Control with Registrant.

     The Registrant does not control and is not under common control with any person.

Item 25. Indemnification

     Reference is made to Article VII of the Registrant’s Declaration of Trust, Article IV of the Registrant’s By-Laws, Section 3817 of the Delaware Statutory Trust Act (Title 12 of the Delaware Code) and Section 9 of each Distribution Agreement. Pursuant to its organizational documents and the applicable provisions of certain agreements, the trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the Investment Company Act of 1940, as amended.

     Article VII, Section 2 of the Registrant’s Declaration of Trust provides:

     Section 2. Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. Notwithstanding any other provision of this Declaration of Trust to the contrary, any liability and/or expense against which any Person is indemnified under Section 2 of Article XII of the By-Laws and any expense that any Person is entitled to be paid under Section 5 of Article XII of the By-Laws shall be deemed to be a joint and several obligation of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Person therefor under Article XII of the By-Laws; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series in such manner as the Trustees in their sole discretion deem fair and equitable. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Series that such person extended credit to, contracted with or has a claim against, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or her capacity as Trustee or Trustees and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

     Article VII, Section 3 of the Registrant’s Declaration of Trust further provides:

     Section 3. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Article VII, Section 4 of the Registrant’s Declaration of Trust further provides:

     Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

     Article IV, Section 1 of the Registrant’s By-Laws provides:

     Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     Article IV, Section 2 of the Registrant’s By-Laws further provides:

     Section 2. Mandatory Indemnification.

     (a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service, except, in the case of any advisory board member, with respect to any matter as to which such advisory board member shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which such advisory board member shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”); provided, that in the case of a Director or officer of the Fund, he or she shall have been adjudicated to be liable to the Fund or its Shareholders by reason of Disabling Conduct; provided, further, that as to any matter disposed of by a compromise payment by any such Director or officer of the Fund, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Director or officer of the Fund did not engage in Disabling Conduct by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, which determination shall be made by a majority of a quorum of Directors who are both Independent Directors and not parties to the proceeding (‘Independent Non-Party Directors’), or by written opinion from independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) approved by the Directors. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any advisory board member as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such advisory board member (A) was authorized by a majority of the Directors or (B) was instituted by the advisory board member to enforce his or her rights to indemnification hereunder in a case in which the advisory board member is found to be entitled to such indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

     (b) Notwithstanding the foregoing, no indemnification of an advisory board member shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such advisory board member is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of Independent Non-Party Directors, that the advisory board member is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the advisory board member should be entitled to indemnification hereunder.

     (c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

     (d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met; provided, that a Director or officer of the Fund shall not be required to deliver a written affirmation of his or her good faith belief that the standards of conduct necessary for indemnification have been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

     (e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

     (f) The Fund shall indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund as provided in Section 3 of Article VII of the Charter.

     (g) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     Article IV, Section 3 of the Registrant’s By-Laws further provides:

     Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

     Article IV, Section 4 of the Registrant’s By-Laws further provides:

     Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer of the Fund and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

     Article IV, Section 5 of the Registrant’s Bylaws further provides:

     Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

     In Section 9 of each Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended, (the “Securities Act”) against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Manager.

(a) BlackRock Advisors, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 26 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock Investment Management, LLC (“BIM”) is an indirect, wholly owned subsidiary of BlackRock, Inc. BIM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The information required by this Item 26 about officers and directors of BIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-56972).

(c) BlackRock Financial Management, Inc. (“BFM”) is an indirect wholly-owned subsidiary of BlackRock, Inc. BFM currently offers investment advisory services to investment companies and institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 31 of officers and directors of BFM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

Item 27. Principal Underwriters.

     (a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or the placement agent, as applicable, for each of the following open-end investment companies, including the Registrant:

BlackRock Balanced Capital Fund, Inc.	BlackRock Latin America Fund, Inc.
BlackRock Basic Value Fund, Inc.	BlackRock Liquidity Funds
BlackRock Bond Allocation Target Shares	BlackRock Master LLC
BlackRock Bond Fund, Inc.	BlackRock Mid Cap Value Opportunities Series, Inc.
BlackRock California Municipal Series Trust	BlackRock Multi-State Municipal Series Trust
BlackRock Equity Dividend Fund	BlackRock Municipal Bond Fund, Inc.
BlackRock EuroFund	BlackRock Municipal Series Trust
BlackRock Financial Institutions Series Trust	BlackRock Natural Resources Trust
BlackRock Focus Growth Fund, Inc.	BlackRock Pacific Fund, Inc.
BlackRock Focus Value Fund, Inc.	BlackRock Principal Protected Trust
BlackRock Fundamental Growth Fund, Inc.	BlackRock Series Fund, Inc.
BlackRock Funds	BlackRock Series, Inc.
BlackRock Funds II	BlackRock Short-Term Bond Series, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Global Dynamic Equity Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock Global Financial Services Fund, Inc.	BlackRock World Income Fund, Inc.
BlackRock Global Growth Fund, Inc.	CMA Government Securities Fund
BlackRock Global SmallCap Fund, Inc.	CMA Money Fund
BlackRock Global Value Fund, Inc.	CMA Multi-State Municipal Series Trust
BlackRock Healthcare Fund, Inc.	CMA Tax-Exempt Fund
BlackRock Index Funds, Inc.	CMA Treasury Fund
BlackRock International Value Trust	FDP Series, Inc.
BlackRock Large Cap Series Funds, Inc.	Global Financial Services Master LLC
Managed Account Series	Funds for Institutions Series
Master Basic Value LLC	Ready Assets Prime Money Fund
Master Bond LLC	Ready Assets U.S.A. Government Money Fund
Master Focus Growth LLC	Ready Assets U.S. Treasury Money Fund
Master Government Securities LLC	Retirement Series Trust
Master Institutional Money Market LLC	Quantitative Master Series LLC
Master Large Cap Series LLC	Short-Term Master LLC
Master Money LLC	WCMA Government Securities Fund
Master Tax-Exempt LLC	WCMA Money Fund
Master Treasury LLC	WCMA Tax-Exempt Fund
Master Value Opportunities LLC	WCMA Treasury Fund

     BRIL also acts as the principal underwriter and placement agent as applicable for each of the following closed-end registered investment companies:

BlackRock Senior Floating Rate Fund, Inc.	Master Senior Floating Rate LLC
BlackRock Senior Floating Rate Fund II, Inc.	BlackRock Fixed Income Value Opportunities

     On October 1, 2008, BRIL replaced BlackRock Distributors, Inc. as principal underwriter for each of the open-end registered investment companies mentioned above, including the Registrant.

     (b) BRIL is a Delaware limited liability corporation located at 40 East 52nd Street, New York, NY 10022. The following is a list of the directors and executive officers of the BRIL:

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Laurence Fink	Chairman and Director	Trustee
Barbara Novick	Chief Executive Officer	None
John Moran	President and Managing Director	None
Robert Connolly	General Counsel, Secretary and Managing Director	None
Paul Greenberg	Treasurer, Chief Financial Officer and Managing Director	None
Steven Hurwitz	Chief Compliance Officer, Assistant Secretary and Director	None
John Blevins	Assistant Secretary and Director	None
Robert Kapito	Director	None
Daniel Waltcher	Director	None

     (c) Not applicable.

Item 28. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

     (a) Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     (b) FAM Distributors, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to its functions as previous distributor).

     (c) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its functions as previous distributor).

     (d) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as manager).

     (e) BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to its functions as sub-adviser).

     (f) BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its functions as sub-adviser).

     (g) PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

     (h) BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor and placement agent).

     (i) State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 (records relating to its function as custodian).

     (j) Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (records relating to its function as custodian).

     (k) State Street Bank and Trust Company, 600 College Road East, Princeton, New Jersey 08540 (records relating to its function as accounting services provider).

Item 29. Management Services.

     Other than as set forth under the caption “Management of the Funds — BlackRock” in the Prospectus constituting Part A of the Registration Statement and under “Management and Advisory Arrangements” in Part I and “Management and Other Service Arrangements” in Part II of the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

     Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act, and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 28th day of August, 2009.

MANAGED ACCOUNT SERIES
(Registrant)

By:	/S/ ANNE F. ACKERLEY
(Anne F. Ackerley, President and Chief Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/S/ ANNE F. ACKERLEY	President and Chief Executive Officer (Principal Executive Officer)	August 28, 2009
(Anne F. Ackerley)

/S/ NEAL J. ANDREWS	Chief Financial Officer (Principal Financial and Accounting Officer)	August 28, 2009
(Neal J. Andrews)

JAMES H. BODURTHA*	Trustee
James H. Bodurtha

BRUCE R. BOND*	Trustee
(Bruce R. Bond)

DONALD W. BURTON*	Trustee
(Donald W. Burton)

STUART E. EIZENSTAT*	Trustee
(Stuart E. Eizenstat)

KENNETH A. FROOT*	Trustee
(Kenneth A. Froot)

ROBERT M. HERNANDEZ*	Trustee
(Robert M. Hernandez)

JOHN F. O’BRIEN*	Trustee
(John F. O’Brien)

	ROBERTA COOPER RAMO*	Trustee
(Roberta Cooper Ramo)

	DAVID H. WALSH*	Trustee
(David H. Walsh)

	FRED G. WEISS*	Trustee
(Fred G. Weiss)

	RICHARD R. WEST*	Trustee
(Richard R. West)

	RICHARD S. DAVIS*	Trustee
(Richard S. Davis)

	LAURENCE D. FINK*	Trustee
(Laurence D. Fink)

	HENRY GABBAY*	Trustee
(Henry Gabbay)

*By:	/s/ DENIS R. MOLLEUR		August 28, 2009
(Denis R. Molleur, Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number	Description
2	Amended and Restated By-Laws of the Registrant.
10	Consent of Deloitte & Touche LLP Independent Registered Public Accounting Firm for the Registrant.